As filed with the Securities and Exchange Commission on March 4, 2025

Securities Act File No. 333-280841

1940 Act File No. 811-23984

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. _2_	☒
Post-Effective Amendment No. __	☐
and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. _2_	☒

CAllodine Specialty Income FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

414-299-2217

(Registrant’s Telephone Number)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT BECOMES EFFECTIVE

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act, the Fund declares that an indefinite number of its shares of beneficial interest are being registered under the Securities Act of 1933 by this registration statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Subject to Completion, Dated March 4, 2025

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CALLODINE SPECIALTY INCOME FUND

PROSPECTUS

Class I Shares (CALIX)

Class A Shares (CALLX)

Class C Shares (CALSX)

[   ], 2025

Callodine Specialty Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund continuously offers its shares of beneficial interest (“Shares”) and operates as an interval fund.

The Fund operates under an Agreement and Declaration of Trust dated July 12, 2024 (the “Declaration of Trust”). Callodine Capital Management, LP serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Total Offering(1)

	Class I Shares	Class A Shares	Class C Shares
Public Offering Price	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value

Sales Charge (Load) as a percentage of purchase amount	None	5.75%(2)	None

Proceeds to Fund(3)	Current Net Asset Value	Current Net Asset Value less applicable Sales Charge	Current Net Asset Value

(1)	Distribution Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares. An indefinite amount of Shares are being offered on a best efforts basis through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Investment Adviser, the Distributor and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” The minimum initial investment in Class I Shares by any Class I investor is $250,000, the minimum initial investment in Class A Shares by any Class A investor is $25,000, and the minimum initial investment in Class C Shares by any Class C investor is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums. See “FUND SUMMARY - The Offering.”

(2)	Sales charge may be reduced, modified or waived by the Fund or Investment Adviser for any shareholder.

(3)	The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below.

This prospectus (the “Prospectus”) applies to the offering of three separate classes of shares in the Fund, designated as Class I Shares, Class A Shares, and Class C Shares.

The Fund’s primary investment objective is to seek to provide high current income by investing directly or indirectly in a range of corporate, real estate and alternative credit opportunities. The Fund’s secondary investment objective is to seek to provide capital preservation. Under normal market conditions, the Fund will seek to achieve its investment objective by sourcing yield through a combination of interest, royalties, rent, dividends and fees through investments in a variety of income-producing asset classes. Specifically, the Fund will target investments in asset-based lending, real estate lending, life sciences finance, direct lending, high yield debt and yielding equity securities. See “INVESTMENT OBJECTIVE AND STRATEGIES – INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS.”

The Investment Adviser believes that by investing across multiple credit strategies, the Fund can achieve its investment objective while demonstrating less correlation and lower volatility than if each investment strategy was pursued on a stand-alone basis. In pursuing its investment objective, the Fund uses a “multi-strategy” approach whereby each credit sub-strategy will be managed by the Investment Adviser or by an affiliated sub-adviser (each, a “Sub-Adviser”) with expertise in implementing that sub-strategy. The engagement of each current Sub-Adviser has been approved by the Board of Trustees (the “Board”) and the initial Shareholder of the Fund. The Fund’s engagement of a new sub-adviser will be subject to an approval of the Board and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act). The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 22).

No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares. The Fund is a closed-end investment company operating as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class net asset value (“NAV”), of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting repurchase offers quarterly of at least 5% of the Fund’s outstanding Shares on the repurchase request deadline. The time between the notification to Shareholders and the repurchase request deadline is generally expected to be thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. Payment for shares tendered for repurchase by Shareholders prior to any repurchase request deadline will be made no more than seven (7) days after the repurchase pricing date. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund (see “OFFERS TO REPURCHASE” beginning on page 65 and “REPURCHASE PROCEDURES” beginning on page 66).

This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, not marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Fund expects its initial repurchase offer to commence in the third quarter following the commencement of its operations.

The Shares will be offered in a continuous offering. The Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at NAV per Share.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [   ], 2025, has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund at 1-833-701-2855 or by accessing the Investment Adviser’s website at [ ]. The information on the Investment Adviser’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. The SEC maintains an internet site that contains reports, proxy and information statements, and other information filed electronically by issuers at the SEC’s website at sec.gov. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund at sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

●	The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.

●	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how the Fund performs.

●	Although the Fund is required to and has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

●	You should consider that you may not have access to the money you invest for an indefinite period of time.

●	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	A significant portion of the Fund’s underlying investments are expected to be illiquid, and this may limit the number of Shares available for repurchase.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

●	An investor will pay a sales load of up to 5.75% on the amounts it invests in Class A Shares. If you pay the maximum aggregate 5.75% for sales load, you must experience a total return on your net investment of 6.10% in order to recover these expenses.

No Prior History. The Fund has no operating history and the Shares have no history of public trading.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

THE FUND’S PRINCIPAL UNDERWRITER IS DISTRIBUTION SERVICES, LLC.

The date of this Prospectus is [   ], 2025

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

Callodine Specialty Income Fund (the “Fund”) is a closed-end management investment company structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on July 12, 2024. Callodine Capital Management, LP serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares (“Class I Shares”), Class A Shares (“Class A Shares”), and Class C Shares (“Class C Shares”). Class I Shares, Class A Shares and Class C Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class net asset value (“NAV”), of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting repurchase offers quarterly of at least 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer. The Fund expects its initial repurchase offer to commence in the third quarter following the commencement of its operations.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Strategies

The Fund’s primary investment objective is to seek to provide high current income by investing directly or indirectly in a range of corporate, real estate and alternative credit opportunities. The Fund’s secondary investment objective is to seek to provide capital preservation. Under normal market conditions, the Fund will seek to achieve its investment objective by sourcing yield through a combination of interest, royalties, rent, dividends and fees through investments in a variety of income-producing asset classes. Specifically, the Fund will target investments in asset-based lending, real estate lending, life sciences finance, direct lending, high yield debt and yielding equity securities, as described further below.

Asset-based Lending

The Fund expects to originate, structure, and invest in the debt of large, middle market and lower middle market companies on a secured basis in the senior portion of the capital structure of performing companies and companies that may be stressed. The Fund’s portfolio is expected to be comprised of senior secured first lien, second lien, first lien last out and unitranche investments across a variety of sectors and collateral types. The Fund’s investments are primarily expected to be collateralized by assets and/or enterprise value and may be governed by borrowing base structures. The Fund expects to provide financing to companies in need of capital, often to effect strategic change at the business, refinance existing indebtedness, help fund acquisitions or to provide incremental liquidity.

Real Estate Lending

The Fund plans to invest in commercial real estate securities, targeting commercial real estate loans and preferred equity investments, with the intended use of proceeds to support real estate acquisitions, recapitalizations, and opportunistic debt refinancings secured by properties that are changing use or could benefit from value-added improvements. The Fund expects to provide directly originated and privately negotiated financing solutions to thoroughly vetted borrowers secured by high-quality commercial real estate with meaningful equity positions across a variety of property types including, but not limited to, multifamily, industrial, retail, office, hospitality, self-storage and mixed-use, and may also make secondary purchases of debt secured by these property types.

Life Sciences Finance

The Fund intends to offer sophisticated, customized financing solutions to a broad range of life science companies, institutions, and inventors. This strategy is primarily focused on investing in senior secured loans, royalties, equity and equity-linked securities and other financial instruments tied to commercial-stage products and related intellectual property as well as revenue interests in commercialized products.

Direct Lending

The Fund intends to invest in directly originated and acquired loans to U.S. middle and lower middle market companies that may or may not be owned by private equity sponsors.

High Yield Debt

The Fund will primarily invest in bonds that are rated below investment grade and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to non-investment grade securities.

Yielding Equity Securities

The Fund plans to invest in certain publicly-traded equity income securities, which may include specialty niche investments such as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and business development companies (“BDCs”), distressed debt, preferred securities and convertible securities.

The Investment Adviser believes that by investing across multiple credit strategies, the Fund can achieve its investment objective while demonstrating less correlation and lower volatility than if each investment strategy was pursued on a stand-alone basis. In pursuing its investment objective, the Fund uses a “multi-strategy” approach whereby each credit sub-strategy will be managed by the Investment Adviser or by an affiliated sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”) with expertise in implementing that sub-strategy. The Investment Adviser will seek to achieve the Fund’s investment objective by selecting and delegating the management of a portion of Fund assets to a group of experienced Sub-Advisers with expertise in managing portfolios of asset-based loans, commercial real estate loans, life sciences finance investments, directly originated corporate loans, high yield debt instruments and publicly traded equity income securities. The Investment Adviser’s asset allocation process seeks to reduce the Fund’s risk exposure by avoiding overlap among Sub-Advisers and limiting exposures to any one investment style. In reviewing a Sub-Adviser’s investment style, the Investment Adviser may consider a Sub-Adviser’s preference for (i) various loan terms, (ii) structure or industry, (iii) borrower size (e.g., lower middle market vs. upper middle market), (iv) sponsored or non-sponsored borrower (where “sponsored borrower” refers to companies with the backing of a financial sponsor, e.g., with investment from a private equity fund, and “non-sponsored borrower” refers to companies without the backing of a financial sponsor), (v) loan seniority (e.g., senior secured vs. second lien), and (vi) underlying loan collateral. The Fund’s assets will be allocated among the Investment Adviser and Sub-Advisers in percentages determined at the discretion of the Investment Adviser. Although actual exposure to any strategy will vary over time, under normal circumstances, the Fund expects its allocations to each strategy will be within the following ranges:

Asset-Based Lending	20-40%
Real Estate Lending	0-30%
Life Sciences Finance	0-25%
Direct Lending	0-25%
High Yield Debt	0-20%
Yielding Equity Securities	0-20%

While the Investment Adviser will delegate a portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, the Investment Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio. On an ongoing basis, the Investment Adviser will determine the portion of Fund assets allocated to each Sub-Adviser based upon long-term views on portfolio construction, the activities of other investment advisors, existing market conditions, and Sub-Adviser circumstances. The Investment Adviser may exercise its discretion to manage a portion of Fund assets directly for any reason, including to establish, modify or exit positions in securities and strategies it deems appropriate for meeting the Fund’s investment objective, to modify the Fund’s exposure to a particular investment or market-related risk created by a Sub-Adviser, or to invest the Fund’s assets pending allocation to a Sub-Adviser, including without limitation secondary purchases of securities in public or private markets as part of a single sub-strategy or as part of the Fund’s overall investment management. The engagement of each current Sub-Adviser has been approved by the Board and the initial Shareholder of the Fund. The Fund’s engagement of a new Sub-Adviser is subject to Board approval and an approval by a vote of the holders of a majority of outstanding Shares (as defined in the Investment Company Act).

There is no limit on the duration, maturity or credit quality of any investment in the Fund’s portfolio including below-investment grade debt securities and non-rated debt securities (i.e., “high yield” or “junk” bonds). These investments could constitute a material percentage of the Fund’s holdings at any given point in time. The Fund may leverage its investments by “borrowing.” The Fund anticipates engaging in borrowing during its first year of operations. The Fund may borrow cash for a number of reasons, including without limitation, in connection with its investment activities, to make distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity. Borrowing will be limited to 33.33% of the Fund’s assets (50% of its net assets). The Fund may also invest up to 25% of its net assets directly in foreign debt and equity securities, including those from emerging markets, issued in both U.S. dollars and foreign currencies. The Fund’s allocations among assets will vary over time in response to changing market opportunities. There can be no assurance that the Fund will achieve its investment objective.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify Shareholders of any changes to its investment objective or any of its investment policies, restrictions or strategies.

The Investment Adviser and Sub-Advisers

As Investment Adviser, Callodine Capital Management, LP provides day-to-day investment management services to the Fund, including selecting Sub-Advisers and determining the amount of the Fund’s assets to allocate to each Sub-Adviser. Its principal place of business is located at Two International Place, Suite 1830, Boston, Massachusetts 02110. The Investment Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of September 30, 2024, the Investment Adviser had assets under management of approximately $517.6 million.

Each Sub-Adviser selected by the Investment Adviser, subject to Shareholder approval, will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Investment Adviser. Currently, Callodine Credit Management, LLC, Thorofare, LLC, Rand Capital Management, LLC and Manning & Napier Advisors, LLC serve as Sub-Advisers to the Fund. Each current Sub-Adviser is an affiliate of the Investment Adviser. See “MANAGEMENT OF THE FUND.” The engagement of each current Sub-Adviser has been approved by the Board and the initial Shareholder of the Fund. The engagement of a new Sub-Adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act).

The Administrator

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services. The Administrator also performs all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses

The Fund will bear its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Adviser). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Advisory and Incentive Fees. Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and the Investment Adviser, and in consideration of the advisory services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a fee consisting of two components—a base advisory fee (the “Investment Advisory Fee”) and an incentive fee (the “Incentive Fee”).

Pursuant to separate sub-advisory agreements among the Fund, the Investment Adviser and each Sub-Adviser, each Sub-Adviser receives a sub-advisory fee based on the Fund’s assets managed by such Sub-Adviser, as well as a portion of the Incentive Fee attributable to those assets.

The Investment Adviser compensates Callodine Credit Management, LLC, on a quarterly basis, in an amount of (i) 80% of the Investment Advisory Fee collected by the Fund with respect to the average daily net assets in the Allocated Portion (as defined in the Sub-Advisory Agreement), after giving effect to any applicable Fund fee waivers and expense limits and Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees and (ii) the lesser of: (a) 80% of the Incentive Fee calculated with respect to the Allocated Portion for the preceding quarter, if any, and (b) 80% of the pro rata portion of the Incentive Fee paid by the Fund in the preceding quarter based on the Incentive Fee calculated with respect to the Allocated Portion as a portion of the Fund’s Incentive Fee for the preceding quarter, if any.

The Investment Adviser compensates Thorofare, LLC on a quarterly basis, in an amount of (i) 80% of the Investment Advisory Fee collected by the Fund with respect to the average daily net assets in the Allocated Portion (as defined in the Sub-Advisory Agreement), after giving effect to any applicable Fund fee waivers and expense limits and Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees and (ii) the lesser of: (a) 80% of the Incentive Fee calculated with respect to the Allocated Portion for the preceding quarter, if any, and (b) 80% of the pro rata portion of the Incentive Fee paid by the Fund in the preceding quarter based on the Incentive Fee calculated with respect to the Allocated Portion as a portion of the Fund’s Incentive Fee for the preceding quarter, if any,

The Investment Adviser compensates Rand Capital Management, LLC on a quarterly basis, in an among of (i) 80% of the Investment Advisory Fee collected by the Fund with respect to the average daily net assets in the Allocated Portion (as defined in the Sub-Advisory Agreement), after giving effect to any applicable Fund fee waivers and expense limits and Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees and (ii) the lesser of: (a) 80% of the Incentive Fee calculated with respect to the Allocated Portion for the preceding quarter, if any, and (b) 80% of the pro rata portion of the Incentive Fee paid by the Fund in the preceding quarter based on the Incentive Fee calculated with respect to the Allocated Portion as a portion of the Fund’s Incentive Fee for the preceding quarter, if any,

The Investment Adviser compensates Manning & Napier Advisors, LLC on a quarterly basis, in an amount of 0.40% of the average daily net assets in the Allocated Portion (as defined in the Sub- Advisory Agreement), after giving effect to any applicable Fund fee waivers and expense limits and the allocable portion of Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees.

The Sub-Advisers’ fees are paid by the Investment Adviser out of the Investment Advisory Fee and the Incentive Fee it receives from the Fund. See “INVESTMENT ADVISORY AND INCENTIVE FEES.”

For its provision of advisory services to the Fund, the Fund will pay the Investment Adviser an Investment Advisory Fee equal to an annual rate of 1.35%, computed daily and payable monthly in arrears, based upon the Fund’s average daily net assets. The Investment Advisory Fee paid to the Investment Adviser (a portion of which will be used by the Investment Adviser to pay the sub-advisory fees to the Sub-Advisers) will be paid out of the Fund’s assets. Such fee is paid to the Investment Adviser before giving effect to any repurchase of Shares effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Investment Adviser has contractually agreed to waive the Investment Advisory Fee it would otherwise receive under the Investment Advisory Agreement for six months from the commencement of the Fund’s operations.

The Investment Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments (defined below) and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Waiver”). The Waiver will be in effect for six months from the commencement of the Fund’s operations. The Waiver shall terminate automatically at the end of the six-month period unless extended by the Adviser. The Waiver is not subject to recoupment.

Concurrent with the Waiver, an expense limitation and reimbursement agreement between the Investment Adviser and the Fund (the “Expense Limitation and Reimbursement Agreement”) will be in place but will be superseded by the Waiver for the first six months from the commencement of the Fund’s operations. Under the Expense Limitation and Reimbursement Agreement, the Investment Adviser has contractually agreed to limit the amount of the Fund’s aggregate ordinary operating expenses, (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments (defined below) and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) so they do not exceed 2.00% of the average daily net assets for any Class (the “Expense Limit”). For a period not to exceed three years from the date on which a waiver under the Expense Limitation and Reimbursement Agreement is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement will have an initial term ending one-year from the Agreement’s commencement and automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Investment Adviser.

The Fund will also pay to the Investment Adviser an incentive fee (the “Incentive Fee”) calculated and payable in arrears in an amount equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on each class’s average daily net asset value (calculated in accordance with GAAP), equal to 1.50% per quarter, or an annualized hurdle rate of 6%. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Advisory Fee, expenses payable to the Administrator and any interest expense but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation. See “INVESTMENT ADVISORY AND INCENTIVE FEES.”

Administration Fee. The Fund pays the Administrator tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore, decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “ADMINISTRATION.”

The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Distribution and Service Plan in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund may charge a distribution and/or shareholder servicing fee up to a maximum of 0.25% per year on Class A Shares and up to a maximum of 1.00% per year on Class C Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class. The Fund may use these fees, in respect of the relevant class, to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class A Shares and Class C Shares of the Fund. Fees paid pursuant to the Distribution and Service Plan are excluded from both the Waiver and the Expense Limit. Class I Shares are not subject to a distribution and/or shareholder servicing fee. See “DISTRIBUTION AND SERVICE PLAN.”

The Offering

The minimum initial investment in the Fund by any investor for Class I Shares is $250,000, the minimum initial investment by any investor for Class A Shares is $25,000 and the minimum initial investment by any investor for Class C Shares is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Whether investing directly from the Fund or investing through a financial intermediary, a prospective investor may be required to submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Class A Shares in the Fund are offered with a maximum sales charge of 5.75% of the subscription amount, which may be reduced, modified or waived by the Fund or Investment Adviser for any Shareholder. Class I Shares and Class C Shares are not subject to a sales charge. No sales charge is expected to be charged with respect to investments by the Investment Adviser and its respective affiliates, and their respective directors, principals, officers and employees and others in the Investment Adviser’s sole discretion. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when effect transactions through them.

Distribution Policy

The Fund intends to make regular quarterly distributions to its shareholders of substantially all of its income, commencing in the first full quarter of the Fund’s operations. The Fund is targeting a distribution rate of at least 8% annually of the Fund’s NAV per Share, but this amount may vary. This dividend rate is not guaranteed and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC.

The Fund’s final distribution for each calendar year will include any remaining “investment company taxable income” and net tax-exempt interest income undistributed during the taxable year, as well as the remaining net capital gains realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt interest income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets).

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro-rated among those electing Shareholders. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 1-833-701-2855 or 235 West Galena Street, Milwaukee, WI 53212.

Repurchase Offers

At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting quarterly offers to repurchase at least 5% of its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”). Each repurchase offer will be for no less than 5% nor more than 25% of the Fund’s Shares outstanding. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the Valuation Date. See “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURES.”

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF SHARES.”

The Fund does not currently intend to list Shares on any exchange. As a result, Shareholders should look to the Fund’s repurchase offer as their sole means of liquidating their investment, which may be limited as described above. Additional information regarding Share repurchases is set forth under “Repurchase Procedures.” Accordingly, you should consider that you may not have access to the funds you invest in the Fund for an indefinite period of time.

Risk Factors

The Fund is subject to substantial risks — including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Investment Adviser and the Sub-Advisers, which may include credit risks, prepayment risks, valuation risks, and interest rate risks. While the Investment Adviser and the Sub-Advisers will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Adviser and the Sub-Advisers and their affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Adviser, the Sub-Advisers, their respective principals, and the Fund are not indicative of future results. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus.

Summary of Taxation	The Fund intends to qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes its net income and gains to Shareholders each year. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” on page 77 of this Prospectus.

	Class I Shares	Class A Shares	Class C Shares
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount)(1)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of subscription amount)(2)	None	None	1.00%
Maximum Early Repurchase Fee(3)	1.00%	1.00%	1.00%

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(4)
Investment Advisory Fee (5)	1.35%	1.35%	1.35%
Incentive Fee(5)	1.41%	1.41%	1.41%
Distribution and Service Fees(6)	0.00%	0.25%	1.00%
Fees and Interest Payments on Borrowed Funds(7)	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses(7)	0.52%	0.52%	0.52%
Other Expenses(7)	1.99%	1.99%	1.99%
Total Annual Expenses	5.42%	5.67%	6.42%
Fee Waiver and/or Expense Reimbursement(8)(9)	-1.34%	-1.34%	-1.34%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)(8)(9)	4.08%	4.33%	5.08%

(1)	Investors in Class A Shares may be charged a sales charge of up to 5.75% of the subscription amount. The table assumes the maximum sales load is charged. Sales charges may be reduced, modified or waived by the Fund or Investment Adviser for any shareholder. No upfront sales load will be paid with respect to Class C Shares or Class I Shares.
(2)	Class C shares are subject to a deferred sales charge (“DSC”) of up to 1.00% on any shares repurchased fewer than 365 days after their purchase. Sales charges may be reduced, modified or waived by the Fund or Investment Adviser for any shareholder.
(3)	An Early Repurchase Fee payable to the Fund, in an amount up to 1.00% of the value of the Shares accepted for repurchase, will be charged with respect to the repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the Shares (on a “first in-first out” basis). An Early Repurchase Fee payable by an investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any investor. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining investors.
(4)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund during the first twelve (12) months following its launch. For purposes of determining net assets in fee table calculations, derivatives are valued at market value. This table assume net assets twelve (12) months following the Fund’s launch of approximately $100 million.

(5)	Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a fee consisting of two components—the Investment Advisory Fee and the Incentive Fee. For its provision of advisory services to the Fund, the Fund will pay the Investment Adviser an Investment Advisory Fee equal to an annual rate of 1.35%, computed daily and payable monthly in arrears, based upon the Fund’s average daily net assets. The Fund will also pay to the Investment Adviser an incentive fee (the “Incentive Fee”) calculated and payable in arrears in an amount equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on each class’s average daily net asset value (calculated in accordance with GAAP), equal to 1.50% per quarter, or an annualized hurdle rate of 6%. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Advisory Fee, expenses payable to the Administrator and any interest expense but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation). The Fund expects the incentive fee to increase to the extent the Fund earns greater interest income through its investments. See “INVESTMENT ADVISORY AND INCENTIVE FEES” for a full explanation of how the Incentive Fee is calculated. Management Fees also include portfolio management fees of the Sub-Advisers. The fees the Sub-Advisers charge the Fund are based on the Sub-Adviser’s sub-advisory agreement. The Sub-Advisers’ fees are paid by the Investment Adviser out of the Investment Advisory Fee and the Incentive Fee it receives from the Fund. The Investment Advisory Fee paid to the Investment Adviser (a portion of which will be used by the Investment Adviser to pay the sub-advisory fees to the Sub-Advisers) will be paid out of the Fund’s assets. Such fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.
(6)	The Fund has received exemptive relief from the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan (“Distribution and Service Plan”) for Class A Shares and Class C Shares. Under the Distribution and Service Plan, the Fund may charge a distribution and/or shareholder servicing fee up to a maximum of 0.25% per year on Class A Shares and up to a maximum of 1.00% per year on Class C Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class. The Fund may use these fees, in respect of the relevant class, to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class A Shares and Class C Shares of the Fund. See “DISTRIBUTION AND SERVICE PLAN.”
(7)	Fees and Interest Payments on Borrowed Funds, “Other Expenses” (as defined below), and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year.
(8)	The Investment Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments (defined below) and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Waiver”). The Waiver will be in effect for six months from the commencement of the Fund’s operations. The Waiver shall terminate automatically at the end of the six-month period unless extended by the Adviser. The Waiver is not subject to recoupment
(9)	Concurrent with the Waiver, an expense limitation and reimbursement agreement between the Investment Adviser and the Fund (the “Expense Limitation and Reimbursement Agreement”) will be in place but will be superseded by the Waiver for the first six months from the commencement of the Fund’s operations. Under the Expense Limitation and Reimbursement Agreement, the Investment Adviser has contractually agreed to limit the amount of the Fund’s aggregate ordinary operating expenses, (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments (defined below) and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) so they do not exceed 2.00% of the average daily net assets for any Class (the “Expense Limit”). For a period not to exceed three years from the date on which a waiver under the Expense Limitation and Reimbursement Agreement is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement will have an initial term ending one-year from the Agreement’s commencement and automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Investment Adviser.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT ADVISORY AND INCENTIVE FEES,” “ADMINISTRATION,” “FUND FEES AND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLES

Class I Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$51	$142	$244	$497

Class A Shares

You Would Pay the Following Expenses Based on the Imposition of the 5.75% Sales Charge and a 0.25% Distribution and Service Fee on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$108	$198	$297	$543

Class C Shares

You Would Pay the Following Expenses Based on the Imposition of the 1.00% Distribution and Service Fee on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$71	$170	$287	$568

The example is based on the annual fees and expenses of Class I Shares, Class A Shares, and Class C Shares set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund.

USE OF PROCEEDS

The proceeds from the continuous offering of the Fund’s Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Adviser), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable and not later than six months after receipt, subject to market conditions, the availability of suitable investments, and the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes.

Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions and the Investment Adviser’s and Sub-Advisers’ ability to find suitable investments may be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays may inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to Shareholders. Pending such use, the Fund may take temporary defensive measures and invest a portion of proceeds in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to seek to provide high current income by investing directly or indirectly in a range of corporate, real estate and alternative credit opportunities. The Fund’s secondary investment objective is to seek to provide capital preservation. The Fund uses a “multi-strategy” approach whereby the Fund’s assets are allocated among the Investment Adviser and one or more sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of the Investment Adviser. In contrast to certain other multi-strategy funds, each Sub-Adviser is an affiliate of the Investment Adviser. There can be no assurance that the Fund will achieve its investment objective.

The Fund intends to rely on an order of exemptive relief from the provisions of Section 17(d) of the Investment Company Act to invest in certain privately negotiated investment transactions alongside other funds managed by the Investment Adviser or certain of its affiliates, subject to certain conditions. The Investment Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify Shareholders of any changes to its investment objective or any of its investment policies, restrictions, strategies or techniques.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

Under normal market conditions, the Fund will seek to achieve its investment objective by sourcing yield through a combination of interest, royalties, rent, dividends and fees through investments in a variety of income-producing asset classes. Specifically, the Fund will target investments in asset-based lending, real estate lending, life sciences finance, direct lending, high yield debt and yielding equity securities, as described further below.

The Investment Adviser believes that by investing across multiple credit strategies, the Fund can achieve its investment objective while demonstrating less correlation and lower volatility than if each investment strategy was pursued on a stand-alone basis. In pursuing its investment objective, the Fund uses a “multi-strategy” approach whereby each credit sub-strategy will be managed by the Investment Adviser or by a Sub-Adviser with expertise in implementing that sub-strategy. The Investment Adviser will seek to achieve the Fund’s investment objective by selecting and delegating the management of a portion of Fund assets to a group of experienced Sub-Advisers with expertise in managing portfolios of asset-based loans, commercial real estate loans, life sciences finance investments, directly originated loans, high yield debt instruments and publicly traded equity income securities.

The Investment Adviser’s asset allocation process seeks to reduce the Fund’s risk exposure by avoiding overlap among Sub-Advisers and limiting exposures to any one investment style. In reviewing a Sub-Adviser’s investment style, the Investment Adviser may consider a Sub-Adviser’s preference for (i) various loan terms, (ii) structure or industry, (iii) borrower size (e.g., lower middle market vs. upper middle market), (iv) sponsored or non-sponsored borrower (where “sponsored borrower” refers to companies with the backing of a financial sponsor, e.g., with investment from a private equity fund, and “non-sponsored borrower” refers to companies without the backing of a financial sponsor), (v) loan seniority (e.g., senior secured vs. second lien), and (vi) certain specialty niche investments such as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) or business development companies (“BDCs”). The Fund’s assets will be allocated among the Investment Adviser and Sub-Advisers in percentages determined at the discretion of the Investment Adviser.

The engagement of each current Sub-Adviser has been approved by the Board and the initial Shareholder of the Fund. The engagement of a new Sub-Adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act).

While the Investment Adviser delegates a portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, the Investment Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio. On an ongoing basis, the Investment Adviser will determine the portion of Fund assets allocated to each Sub-Adviser based upon long-term views on portfolio construction, the activities of other investment managers, existing market conditions, and Sub-Adviser circumstances. The Investment Adviser may exercise its discretion to manage a portion of Fund assets directly for any reason, including to establish, modify or exit positions in securities and strategies it deems appropriate for meeting the Fund’s investment objective, to modify the Fund’s exposure to a particular investment or market-related risk created by a Sub-Adviser, or to invest the Fund’s assets pending allocation to a Sub-Adviser, including without limitation secondary purchases of securities in public or private markets as part of a single sub-strategy or as part of the Fund’s overall investment management.

Fund’s Target Investment Portfolio

The Investment Adviser seeks to allocate to each Sub-Adviser a portion of the Fund’s assets to invest and may retain a portion of the Fund’s assets to invest directly. Each Sub-Adviser has discretion to invest its portion of the Fund’s assets as it deems appropriate, subject to any investment guidelines in the Prospectus and as agreed upon with the Investment Adviser. While each Sub-Adviser is subject to the oversight of the Investment Adviser, the Investment Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers and may invest a portion of each sub-strategy’s assets at any time. The Investment Adviser will pursue its investment objective by investing in the following assets.

Although actual exposure to any strategy will vary over time, under normal circumstances, the Fund expects its allocations to each strategy will be within the following ranges:

Asset-Based Lending	20-40%
Real Estate Lending	0-30%
Life Sciences Finance	0-25%
Direct Lending	0-25%
High Yield Debt	0-20%
Yielding Equity Securities	0-20%

Asset-based Lending

The Fund expects to primarily originate, structure, and invest in the debt of large, middle market and lower middle market companies on a secured basis in the senior portion of the capital structure of performing companies and companies that may be stressed. In some cases, the Fund will invest in misunderstood industries and/or complete or special situations where companies may not have significant access to traditional sources of capital. The Fund’s portfolio is expected to be comprised of senior secured first lien, second lien, first lien last out and unitranche investments across a variety of sectors and collateral types. The Fund’s investments are primarily expected to be collateralized by assets and/or enterprise value and may be governed by borrowing base structures. The Fund may selectively purchase loans and debt instruments in the secondary market. In addition, the Fund may purchase equity or debt tranches of collateralized loan obligations (CLO’s) or other types of structured credit instruments. Sectors Callodine Credit Management, LLC has historically invested in include, but are not limited to, with respect to the Fund’s portfolio, going forward:

●	Retail & Consumer

●	Industrials

●	Technology

●	Wholesale

●	Textiles, Plastics & Timber

●	Pharma & Healthcare

●	Transportation / Logistics

●	Food & Beverage

The Fund expects to provide financing to companies in need of capital, often to effect strategic change at the business, refinancing existing indebtedness, help fund acquisitions or to provide incremental liquidity. The collateral and borrowing base for the Fund’s investments are expected to typically include some or all of the following: accounts receivable, inventory, machinery and equipment, real estate and intellectual property.

Real Estate Lending

The Fund plans to invest in commercial real estate securities, targeting commercial real estate loans and preferred equity investments, with the intended use of proceeds to support real estate acquisitions, recapitalizations, and opportunistic debt refinancings secured by properties that are changing use or could benefit from value-added improvements. The Fund expects to provide directly originated and privately negotiated financing solutions to thoroughly vetted borrowers secured by high-quality commercial real estate with meaningful equity positions across a variety of property types including, but not limited to: multifamily, industrial, retail, office, hospitality, self-storage and mixed-use, and may also make secondary purchases of debt secured by these property types.

The Fund intends to acquire or originate real estate mortgages consisting of the following types:

(i)	Senior Mortgage Loans: These mortgage loans are typically secured by a first lien on commercial properties.

(ii)	Subordinated Debt: These loans may include structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets.

(iii)	Mezzanine Loans: Subordinated loans that are usually secured by a pledge of the borrower’s equity ownership in the entity that owns the property or by a second lien mortgage on the property.

(iv)	Preferred Equity: Typically subordinate to first mortgage loans and are not collateralized by the property underlying the investment, though often with a higher target return profile than subordinated debt.

Life Sciences Finance

The Fund intends to offer sophisticated, customized financing solutions to a broad range of life science companies, institutions, and inventors. This strategy is primarily focused on investing in senior secured loans, royalties, equity and equity-linked securities and other financial instruments tied to commercial-stage products and related intellectual property as well as revenue interests in commercialized products. The objective of Healthcare Finance strategy is to maximize our portfolio total return, and thus, increase our net income and net asset value by generating income from three sources: (i) receiving interest and other income by advancing capital in the form of secured debt to companies in the life science sector; (ii) primarily owning or financing through debt investments, royalties or revenue interests generated by the sales of life science products and related intellectual property; and (iii) to a lesser extent, realizing capital appreciation from equity-related investments in the life sciences sector. The Fund will target a segment of the market that the Sub-Adviser believes is underserved in the sub-$50 million transaction size range.

Direct Lending

The Fund also intends to invest in directly originated and acquired loans to U.S. middle and lower middle market companies that may or may not be owned by private equity sponsors. In describing this business, generally the term “middle and lower middle market” refers to companies with approximately $5 million to $25 million of earnings before interest, taxes, depreciations and amortization (“EBITDA”), which the Sub-Adviser believes is a useful proxy for cash flow. The Fund will seek to provide financing solutions that include secured debt, unsecured debt or structured capital solutions. In contrast to our Asset-Based Lending strategy, the Fund’s Direct Lending strategy will focus on making loans supported by the cashflow of the underlying borrower, as opposed to reliance on asset collateral.

High Yield Debt

The Fund will primarily invest in bonds that are rated below investment grade and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to non-investment grade securities.

Yielding Equity Securities

The Fund expects to invest in certain publicly-traded equity income securities, which may include specialty niche investments such as MLPS, REITs, BDCs, distressed debt, preferred securities and convertible securities.

There is no limit on the duration, maturity or credit quality of any investment in the Fund’s portfolio. The Investment Adviser believes the Fund’s investment strategy favors a modest amount of leverage consistent with the statutory limitations. Accordingly, the Fund utilizes and may continue to utilize leverage from borrowings to enhance yield within the 300% asset coverage (up to 50% of the Fund’s net assets) requirements of an interval fund. The Fund is authorized to borrow cash in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. Borrowings will be limited to 33.33% of the Fund’s assets (50% of its net assets).

Multi-Strategy Approach

The Investment Adviser employs a multi-strategy approach for the Fund whereby the Investment Adviser selects as Sub-Advisers a combination of managers with different investment strategies and styles to seek to reduce the Fund’s risk exposure to any one asset class and minimize overlap among Sub-Advisers. In contrast to certain other funds that invest in multiple asset classes, each Sub-Adviser is an affiliate of the Investment Adviser. The Investment Adviser believes this provides an advantage from an information flow, risk management and portfolio construction perspective.

By using a multi-strategy approach, the Investment Adviser seeks to construct an overall portfolio of corporate, real estate and alternative credit investments for the Fund that offers reduced investment risk exposure as compared to a fund that has only a single adviser or Sub-Adviser. The Investment Adviser also believes that the employment of multiple Sub-Advisers gives the Fund greater flexibility in tactically changing characteristics of the Fund to better take advantage of investment opportunities and may reduce risk. The portion of Fund assets allocated to each Sub-Adviser will be determined by the Investment Adviser based upon long term views on portfolio construction, the activities of other investment advisors, existing market conditions, availability of underlying investments and Sub-Adviser circumstances, and may be changed at any time by the Investment Adviser.

Investment Adviser Selection and Monitoring of Sub-Advisers

The Investment Adviser is responsible for hiring, terminating, and replacing Sub-Advisers, subject to the Board’s oversight and approval. The engagement of a new Sub-Adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act). The Investment Adviser’s selection of Sub-Advisers will be critical to the operation and performance of the Fund.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Investment Adviser may determine that a large portion of the Fund’s assets should be invested in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In these and in other cases, the Fund may not achieve its investment objective. The Investment Adviser may invest the Fund’s cash balances in any investments it deems appropriate.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year as well as within a given year due to a variety of factors, including marketing conditions and changes in the Investment Advisor’s investment outlook. The portfolio turnover rate will not be a limiting factor when the Investment Adviser or a Sub-Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Adviser or Sub-Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund, which may result in more short-term capital gains, which are taxed at ordinary income tax rates. Additionally, if securities are not held for the applicable holding periods, capital gains will be short-term and taxable at ordinary income rates and dividends paid on them will not qualify for the advantageous federal tax rates.

The Fund expects to enter into a facility agreement (the “Facility Agreement”) with a third party (the “financing provider”) unaffiliated with the Fund, the Adviser or the Sub-Advisers to acquire portfolio investments from time to time by purchasing certain investments acquired and held by the financing provider. The Facility Agreement creates a forward obligation of the financing provider to sell, and a forward obligation of the Fund to purchase, certain investments acquired and held by the financing provider (the “warehouse investments”) pursuant to the terms and conditions of the Facility Agreement (the “warehousing transaction”).

As a general matter, principal proceeds, cash, interest amounts and fees accruing on any warehouse investments while the financing provider holds such warehouse investment will be solely for the benefit of the financing provider. To the extent the Fund purchases warehouse investments under the Facility Agreements, it will do so at a purchase price equal to the par amount of the asset plus specified amounts, including additional consideration based on the length of time the financing provider has held such assets. As a result, the Fund will pay additional costs in connection with acquiring the warehouse investments compared to purchasing assets directly.

The warehouse investments expected to be purchased by the Fund from time to time pursuant to the Facility Agreement are expected to consist of private credit loans and securities consistent with the Fund’s investment objective and investment strategies. Warehouse investments will be reflected in the net asset value of the Fund following their purchase and consistent with the Fund’s valuation and pricing policy. There are no material differences between the underwriting standards used in the acquisition of the warehouse investments and the underwriting standards utilized for any other portfolio investments to be acquired or held by the Fund from time to time.

The Fund will purchase warehouse investments from the financing provider pursuant to the terms of the Facility Agreement; and will treat its forward obligations to purchase warehouse investments from the financing provider as subject to the asset coverage requirements of Section 18 of the Investment Company Act.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful, and its NAV may decrease. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost.

GENERAL RISKS

NO OPERATING HISTORY. The Fund was organized on July 12, 2024. It had not yet commenced operations as of the date of this Prospectus and has no operating history. The Fund may not succeed in meeting its objective, and its NAV may decrease. As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

MINIMAL CAPITALIZATION. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, Shareholders may bear higher expenses due to a lack of economies of scale.

REPURCHASE OFFERS; LIMITED LIQUIDITY. The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting repurchase offers quarterly of at least 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Notices of each repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the Repurchase Request Deadline. Because the NAV applicable to a repurchase is calculated after (but no later than 14 days after) the Repurchase Request Deadline, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares. See “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURES.” Shareholders may be subject to market risk in relation to the tender of their Shares for repurchase because like other market investments, the value of the Fund’s Shares may move up or down, sometimes rapidly and unpredictably, between the date a repurchase offer terminates and the repurchase date. Likewise, because the Fund’s investments may include securities denominated in foreign currencies, changes in currency values between the date a repurchase offer terminates and the repurchase date may also adversely affect the value of the Fund’s shares.

BORROWING, USE OF LEVERAGE. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

COST OF CAPITAL AND NET INVESTMENT INCOME RISK. If the Fund uses debt to finance investments, its net investment income may depend, in part, upon the difference between the interest rate at which it borrows funds and the interest rate of investments made using those funds. As a result, a significant change in market interest rates can have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when it has debt outstanding, the Fund’s cost of funds will increase, which could reduce the Fund’s net investment income. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

NON-DIVERSIFIED STATUS. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code. See “REGULATED INVESTMENT COMPANY RISK” and “TAXES.”

REGULATED INVESTMENT COMPANY RISK. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. If the Fund does not meet these requirements, some or all of its net income could be taxable at corporate income tax rates. Additionally, if the Fund does not distribute specified amounts of its ordinary income and capital gains each calendar year, it will be subject to a 4% excise tax. See “TAXES.”

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes at the federal, state and local levels could occur that may materially adversely affect the Fund. For example, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns. Each prospective investor should also be aware that developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the Shareholders. In the event of any such change in law, each Shareholder is urged to consult its own tax advisers.

DEPENDENCE ON THE INVESTMENT ADVISER AND SUB-ADVISERS. The success of the Fund depends upon the ability of the Investment Adviser and Sub-Advisers to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund.

RELIANCE ON THE SUB-ADVISERS. Although the Fund and the Investment Adviser will evaluate regularly each Sub-Adviser to determine whether their respective investment programs are consistent with the Fund’s investment objective and whether the investment performance is satisfactory, the Investment Adviser will not have any control over the investments made by a Sub-Adviser. Even though the Sub-Advisers are subject to certain constraints, the Sub-Advisers may change certain aspects of their investment strategies. The Investment Adviser and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested with Sub-Advisers who provide reports that will enable them to monitor the Fund’s investments as to their overall performance, sources of income, asset valuations and liabilities; however, there is no assurance that such efforts will necessarily detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to a Sub-Adviser’s operations and activities. The Investment Adviser will be dependent on information provided by the Sub-Advisers, which if inaccurate could adversely affect the Investment Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. Furthermore, inaccurate information provided by a Sub-Adviser could adversely affect the Fund’s ability to comply with the requirements needed to qualify as a regulated investment company under the Code. See “PRINCIPAL RISK FACTORS-GENERAL RISKS-NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY.”

DEPENDENCE ON KEY PERSONNEL RISK. The Investment Adviser and/or a Sub-Adviser may be dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Investment Adviser and/or a Sub-Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Investment Adviser and/or the Sub-Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds. The Investment Adviser and the Sub-Advisers have informed the Fund that their respective investment professionals are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Investment Adviser or a Sub-Adviser may become associated with the Fund, and the performance of the Fund may also depend on the experience and expertise of such individuals.

MULTI-STRATEGY RISK. Fund performance is dependent upon the success of the Investment Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective. To a significant extent, the Fund’s performance will depend on the success of the Investment Adviser’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Investment Adviser may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers invest independently of each other and may pursue investment strategies that “compete” with each other for investment opportunities, which could have the result of increasing an investment’s cost.

MANAGEMENT RISK. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Investment Adviser’s and the Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of a particular sector and securities or the financial performance of portfolio companies in which the Fund invests may prove to be incorrect and may not produce the desired results.

APPROVAL OF SUB-ADVISORY RELATIONSHIPS. The Fund and the Investment Adviser have entered into sub-advisory relationships with the Sub-Advisers. Such relationships were entered into upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities (at such time) pursuant to the Investment Company Act. If the Investment Adviser seeks to replace or add a Sub-Adviser, the Investment Adviser must obtain Shareholder approval for any new Sub-Adviser identified as an attractive candidate for a sub-advisory relationship. If such approval is not received with respect to a particular Sub-Adviser, the Fund will be prohibited from allocating assets to such Sub-Adviser. As a result, there can be no assurance that the Fund or the Investment Adviser will be able to retain attractive institutional asset managers to sub-advise the Fund’s assets.

PORTFOLIO TURNOVER. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Investment Adviser or a Sub-Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate will vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Adviser or a Sub-Adviser considers portfolio changes appropriate.

LARGE SHAREHOLDER TRANSACTIONS RISK. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those Shareholders may purchase or redeem a large amount of shares of the Fund. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large Shareholder activity could also generate increased transaction costs and cause adverse tax consequences. While the Fund’s structure as an interval fund would limit the impact of significant shareholder repurchase requests, shareholders may receive only a prorated portion of their requested repurchase amount if the Fund’s periodic repurchase offers are oversubscribed.

NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY. If for any taxable year the Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to Shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus.

CYBERSECURITY RISK. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. In addition, the Fund and the Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

OPERATIONAL RISK. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

RELIANCE ON TECHNOLOGY. The Fund’s business is highly dependent on the communications and information systems of the Investment Adviser and/or the Sub-Advisers. In addition, certain of these systems are provided to the Investment Adviser and/or the Sub-Advisers by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in the Fund’s activities. This, in turn, could have a material adverse effect on the Fund’s operating results.

INCENTIVE FEE. The Incentive Fee payable by the Fund to the Investment Adviser may create an incentive for the Investment Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Investment Adviser is determined may encourage the Investment Adviser to use leverage to increase the return on Fund investments. Under certain circumstances, the use of borrowing may increase the likelihood of default, which would disfavor the Fund and Shareholders. Such a practice could result in the Fund investing in more speculative securities than would otherwise be in the Fund’s best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

MARKET RISK. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Recent Market Circumstances. The Fund and may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. Assets of issuers, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

International war or conflicts (including Russia's invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Interest rates in the United States and many other countries have risen in recent periods and may continue to rise in the future. See “PRINCIPAL RISK FACTORS—Interest Rate Risk” for more information. As a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities which may create liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively. It is unknown how bank runs will fully impact the overall performance of the Fund or one or more of its portfolio investments and how similar events may affect the ability of the Fund to execute its investment strategy.

ECONOMIC RECESSION OR DOWNTURN RISK. Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

RISKS OF SECURITIES ACTIVITIES. The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Adviser and/or Sub-Advisers will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

COUNTERPARTY RISK. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SOURCING INVESTMENT OPPORTUNITIES RISK. The Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Investment Adviser and the Sub-Advisers will be able to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be able to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

INVESTMENT STRATEGY-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks associated with the styles of investing which may be utilized by the Investment Adviser and one or more Sub-Advisers:

COMPETITION FOR ASSETS RISK. The current lending market in which the Fund participates is competitive and rapidly changing. The Fund may face increasing competition for access to corporate loans and especially direct loans as the lending industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments than the Fund and establish relationships with direct lending managers. A direct lending manager may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such manager. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in corporate and/or direct loans, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in corporate and direct loans. If the Fund’s access to corporate and/or direct loans is limited, it would also be subject to increased concentration and counterparty risk.

The commercial lending business is highly competitive. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for corporate and direct loans with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates, and perceived consumer demand may affect borrower willingness to seek corporate and/or direct loans and investor ability and desire to invest in such loans.

DEBT SECURITIES. The Fund expects to invest in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

DEFAULT RISK. The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A portion of the loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers, and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans, or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

SECURED DEBT. Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans, including delayed draw term loans and revolving facilities, upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

SECOND LIEN AND SUBORDINATED LOANS. The Fund may invest in secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the rights the Fund may have with respect to the collateral securing the loans the Fund makes to borrowers with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund may enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (i) the ability to cause the commencement of enforcement proceedings against the collateral; (ii) the ability to control the conduct of such proceedings; (iii) the approval of amendments to collateral documents; (iv) releases of liens on the collateral; and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if the Fund’s rights are adversely affected.

UNSECURED LOANS. The Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims generally would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

General Risks of Lending, Secured Lending and Loan Origination. The Fund’s investment strategy is subject to general market, credit and interest rate risks. Secured lending is also subject to the risk of inadequate collateral, and lending generally is subject to the risk of default.

Credit risk refers to the likelihood that an obligor will default on the payment of principal, interest or other amounts owed on an instrument. Financial strength and solvency of an obligor are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or other assets expected to be the source of repayment or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt instruments that are rated by rating agencies are subject to downgrade at a later date.

Interest rate risk refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate obligations) or directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate debt instrument.

Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

While loans originated by the Fund are intended to be over-collateralized, the lack, or inadequacy, of collateral or other assets expected to be the source of repayment or credit enhancement for a debt instrument may affect its credit risk, and the Fund may be exposed to losses resulting from default. A defaulted or otherwise distressed Fund investment may become subject to workout negotiations or restructuring, which may entail, among other things, a substantial reduction in interest rate, a substantial write-down of principal and a substantial change in the terms, conditions and covenants with respect to the investment. The Fund may incur additional expenses if it is required to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Additionally, in the event of a default, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests, may not be adequately protected. Furthermore, claims may be asserted that could interfere with the enforcement of the Fund’s rights. Under certain circumstances, the Fund or its affiliate may assume direct ownership of the underlying asset. The liquidation proceeds upon a sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of the liquidation of the underlying collateral regarding a defaulted loan may further reduce the proceeds and thus increase the loss.

Syndication and/or Transfer of Debt Instruments. The Fund may originate and/or purchase secured debt assets. The Fund may also purchase secured debt assets (including, participation interests or other indirect economic interests) that have been originated by the Fund or from other parties and/or trading on the secondary market. The Fund may, in certain circumstances, originate or purchase such secured debt assets with the intent of syndicating and/or otherwise transferring a significant portion thereof. In such instances, the Fund will bear the risk of any decline in value prior to such syndication and/or other transfer. In addition, the Fund will also bear the risk of any inability to syndicate or otherwise transfer such secured debt assets or such amount thereof as originally intended, which could result in the Fund owning a greater interest therein than anticipated.

Investments in Highly Leveraged Companies. The Fund will invest in companies with capital structures involving significant leverage. Additionally, some of the debt positions acquired by the Fund may be the most junior in what could be a complex capital structure, and, thus, subject the Fund to the greatest risk of loss.

Investments in highly leveraged entities are inherently more sensitive to declines in revenues, increases in expenses and interest rates and adverse economic, market, and industry developments. Furthermore, a portfolio company’s significant indebtedness could, among other things:

●	Subject the portfolio company to a number of restrictive covenants, terms, and conditions, any violation of which could be viewed by creditors as an event of default and could materially impact the Fund’s ability to realize value from the investment;

●	Cause even moderate reductions in operating cash flow to render the portfolio company unable to service its indebtedness, leading to the portfolio company’s bankruptcy or other reorganization and a loss of part or all of the Fund’s investment;

●	Give rise to an obligation to make mandatory prepayments of debt using excess cash flow, which might limit the portfolio company’s ability to respond to changing industry conditions if additional cash is needed for the response, to make unplanned but necessary capital expenditures or to take advantage of growth opportunities;

●	Limit the portfolio company’s ability to adjust to changing market conditions, thereby placing it at a competitive disadvantage compared to its competitors that have relatively less debt;

●	Limit the portfolio company’s ability to engage in strategic acquisitions that might be necessary to generate attractive returns or further growth; and

●	Limit the portfolio company’s ability to obtain additional financing or increase the cost of obtaining such financing, including for capital expenditures, working capital or other general corporate purposes.

As a result, the risk of loss associated with a leveraged portfolio company is generally greater than for companies with comparatively less debt.

UNITRANCHE DEBT SECURITIES. Unitranche debt securities are generally unrated or below investment grade rated investments that may have greater credit and liquidity risk than more highly rated debt obligations. Unitranche debt securities are often issues in traditional private placements or in connections with acquisitions and other business combinations and have no trading market. Unitranche debt securities may combine secured and unsecured, subordinated debt. Issuers of such debt securities may be highly leveraged, and their relatively high debt to equity ratios, create increased risks that their operations might not generate sufficient cash flow to service their debt obligations.

DISTRESSED BORROWERS. The Funds may invest in loans and debt instruments of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk. Distressed borrowers may be less likely to meet their obligations in connection with such loans or debt instruments, and the inability to meet such obligations may result in certain loans of the Funds becoming nonperforming. The level of legal and financial sophistication necessary for successful investment in the loans issued to, or the debt instruments of, companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Investment Adviser will correctly evaluate the value of the assets collateralizing the loans invested in by the Funds or the prospects for a successful reorganization or similar action, if any, or the general performance of such loans. In addition, to the extent that the Funds invest in loans or debt instruments with respect to companies that subsequently undergo bankruptcy or similar liquidation proceedings, such investments may be subject to additional risks. Many of the events within a bankruptcy case are adversarial and often beyond the control of creditors. Although creditors generally are afforded an opportunity to object to significant actions, there is the possibility that a bankruptcy court could approve actions that may be contrary to the interests of the Funds. The duration of bankruptcy proceedings is often difficult to accurately predict, and such proceedings may be lengthy. The administrative costs in connection with bankruptcy proceedings are frequently high and will be paid out of the debtor’s estate (other than out of assets or proceeds thereof that are subject to valid and enforceable liens and other security interests) prior to any return to unsecured creditors and equity holders. In connection with a bankruptcy proceeding, the Investment Adviser, on behalf of the Funds, may seek representation on creditors’ committees or other groups to ensure preservation or enhancement of the Funds’ position as a creditor. If the Funds are represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of their investments in such company while it continues to be represented on such committee or group. In addition, the Funds’ return on investment can be adversely affected by the passage of time during which the plan of reorganization of a bankrupt debtor is being negotiated, approved by the creditors and confirmed by the bankruptcy court. Reorganizations outside of bankruptcy are also subject to unpredictable and potentially lengthy delays.

DISTRESSED INVESTMENTS; RESTRUCTURINGS. Fund investments may include privately negotiated investments in distressed situations involving companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt securities). Certain of the Funds’ investments therefore may include specific investments of issuers that are highly leveraged, with significant burdens on cash flow, and, therefore, involve a high degree of financial risk although they also may offer the potential for correspondingly high returns. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that Callodine Credit will evaluate correctly the value of the assets collateralizing such investments or the prospects for a successful reorganization or similar action. In certain periods, there may be little or no liquidity in markets for these securities. The public market prices of distressed securities may be subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than normally expected. It may take a substantial period of time for the market price of such securities to reflect what the Investment Adviser believes is their intrinsic value. Troubled companies and other asset-based investments also require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Investment Adviser.

HEALTHCARE INDUSTRY RISKS. The Fund’s financing of a broad range of life science companies, institutions, and inventors, subjects it to the risks of the healthcare industry. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force industry participants to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies and other participants in the healthcare industry often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

The Fund’s investments will include royalties and royalty-linked debt that are paid on sales of pharmaceutical products, which are subject to numerous risks. The successful and timely implementation of the business model of our specialty pharmaceutical and drug discovery partner companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the ability of our partner companies to continue effectively marketing their existing product portfolio, and to develop and acquire innovative products and technologies that improve efficacy, safety, patients’ and clinicians’ ease of use and cost-effectiveness is important to the success of such partner companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an 5 economical and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from competitors. Failure by our partner companies to successfully commercialize existing or planned products, or acquire other new products, could have a material adverse effect on our business, financial condition and results of operations. In addition, the ability of generic manufactures to invalidate a partner company’s patents protecting its products or to invalidate the patents supporting products in which we receive royalty-related income could have a material adverse effect on our business.

The Fund intends to hold royalties, debt backed by royalties, and revenue interests that are issued by our partner companies. As such, The Fund does not, and does not expect to, control any of our partner companies, even though we may have board representation or board observation rights, and the debt agreements may contain certain restrictive covenants that limit the business and operations of our partner companies. As a result, The Fund is subject to the risk that a partner company may make business decisions with which we disagree, and the management of such company may take risks or otherwise act in ways that do not serve the Fund’s interests. These business decisions or risks may lead to adverse business or financial consequences for our partner companies, which in turn could adversely affect the performance of the Fund’s Finance Receivables segment.

LIFE SCIENCES ROYALTIES. The assets in the Finance Receivables segment are expected to be royalty streams or debt backed by royalty streams or revenue interests paid by small and middle-market life sciences businesses, which are highly speculative and involve a high degree of risk of credit loss. In addition, we own royalties or invest in debt backed by royalties or revenue interests that are derived by pharmaceutical and biologic products that are early in their commercial launch, face intense competition or are subject to other risks, which similarly involve a high degree of risk of principal loss. If the underlying products do not generate anticipated revenues, we may suffer a loss of our investment.

EQUITY INVESTMENTS. When the Fund invests in loans and debt securities, the Fund may acquire warrants or other equity securities of borrowers as well. The Fund may also invest in warrants and equity securities directly. To the extent the Fund holds equity investments, the Fund will attempt to dispose of them and realize gains upon the disposition of such equity investments. However, the equity interests the Fund receives may not appreciate in value and may decline in value. As a result, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.

Warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

SMALL AND MIDDLE-MARKET COMPANIES. Investment in private and small or middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund will rely on the ability of the Sub-Advisers’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Fund may lose money on its investments. Small and middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small and middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies in which the Fund invests. Small and middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

PIK INTEREST. To the extent that the Fund invests in loans with a payment in kind (“PIK”) interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.

DIRECT LENDING RISK. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

DIRECT ORIGINATION RISK. A significant portion of the Fund’s investments may be originated. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its Shareholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Investment Adviser and the Sub-Advisers will be able to identify and make investments that are consistent with its investment objective.

In addition, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the relevant Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Payment-In-Kind and Original Issue Discount Risk. To the extent that the Fund invests in OID instruments, including PIK loans, zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash, including the following risks:

●	market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash;

●	the use of PIK and OID securities may provide certain benefits to the Adviser and the Sub-Advisers, including increasing management fees and incentive fees;

“COVENANT-LITE” LOANS RISK. Although many of the Fund’s loan investments are expected to include both incurrence and maintenance-based covenants, there may be instances in which the Fund invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s revenues, net income and NAV.

INTEREST RATE RISK. The Fund is subject to the risks of changes in interest rates. While it is expected that the majority of the Fund’s loan investments will be in floating rate loans some of the Fund’s investments may be in fixed rate loans and similar debt obligations. The value of such fixed rate loans is susceptible to general changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities and convertible debt. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short term rate, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates.

The Fund expects to invest in variable and floating rate securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

SOFR RISK. Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

EXTENSION RISK. Rising interest rates tend to extend the duration of long-term, fixed rate securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

PREPAYMENT RISK. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

REINVESTMENT RISK. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Fund’s shares.

INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

ILLIQUID PORTFOLIO INVESTMENTS. The Fund is expected to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Investment Adviser or a Sub-Adviser desires to do so or to realize what the Investment Adviser or a Sub-Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Investors acquiring direct loans hoping to recoup their entire principal must generally hold their loans through maturity. Direct loans may not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and are not listed on any securities exchange. Accordingly, those loan investments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for an exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop for direct loans and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its direct loans until maturity. The Fund may not be able to sell any of its direct loans even under circumstances when the Investment Adviser or a Sub-Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its direct loans may be adversely affected. Moreover, certain direct loans may be subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

VALUATION RISK. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for a significant portion of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments. This could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment, resulting in a dilution of the value of the Shares of Shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering Shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to Shareholders remaining in the Fund, but a shortfall to tendering Shareholders.

FOCUSED INVESTMENT RISK. To the extent that the Fund focuses its investments in a particular industry, the Fund’s NAV will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

LENDER LIABILITY CONSIDERATIONS AND EQUITABLE SUBORDINATION. A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Investment Adviser and/or a Sub-Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

PARTICIPATION ON CREDITORS’ COMMITTEES AND BOARDS OF DIRECTORS. The Sub-Advisers and their respective affiliates, on behalf of the Fund or of other funds or accounts they manage, may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy. A Sub-Adviser may also seek to negotiate directly with debtors with respect to restructuring issues. In the situation where a representative of a Sub-Adviser chooses to join a creditors’ committee, the representative would likely be only one of many participants, each of whom would be interested in obtaining an outcome that is in its individual best interest. There can be no assurance that the representative would be successful in obtaining results most favorable to the Fund in such proceedings, although the representative may incur significant legal fees and other expenses in attempting to do so. As a result of participation by the representative on such committees, the representative may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the representative’s actions.

It is possible that a Sub-Adviser and/or its affiliates will be represented on the boards of some of the companies in which the Fund makes investments. Such representation may have the effect of impairing the ability of the relevant Sub-Adviser to sell the Fund’s related securities when, and upon the terms, it might otherwise desire, including as a result of applicable securities laws.

NEED FOR FOLLOW-ON INVESTMENTS. Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to: (i) increase or maintain in whole or in part the Fund’s position as a creditor or the Fund’s equity ownership percentage in a portfolio company; or (ii) preserve or enhance the value of the Fund’s investment. The Fund has discretion to make follow-on investments, subject to the availability of capital resources. Failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of an underlying portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the relevant Sub-Adviser may elect not to make a follow-on investment because the Sub-Adviser may not want to increase the Fund’s level of risk or because the Sub-Adviser prefers other opportunities for the Fund.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Investment Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities and liquidity risk.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

REAL ESTATE RELATED RISK. The main risk of real estate related investments is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. The Fund may invest in a wide array of real estate exposures that involve equity or equity-like risk in the underlying properties. Real estate historically has experienced significant fluctuation and cycles in value, and specific market conditions may result in a permanent reduction in value. The value of the real estate will depend on many factors beyond the control of the Fund, including, without limitation: changes in general economic or local conditions; changes in supply of or demand for competing properties in an area (as a result, for instance, of over-building); changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds which may render the construction, leasing, sale or refinancing of a property difficult; the financial condition of borrowers and of tenants, buyers and sellers of property; changes in real estate tax rates and other operating expenses; the imposition of rent controls; energy and supply shortages; various uninsured or uninsurable risks; and natural disasters.

The Fund intends to engage in real estate lending. The Fund’s performance with respect to real estate lending will depend on the ability of its borrowers to repay their loans. In turn, the Fund’s borrowers are subject to local, regional, and national real estate market and economic conditions beyond their control and beyond the control of the Fund. Such risks include, but are not limited to the risks associated with the general economic climate, local real estate conditions (including the availability of excess supply of properties relative to demand), demographic changes, changes in the availability of financing, credit risk arising from the financial condition of tenants, buyers, and sellers of properties, geographic market concentration, competition from other space, vacancy, tenant defaults, construction related risks, condemnation, taxes, government regulations (such as changes in regulations governing land usage, improvements, zoning, and environmental issues), natural and man-made disasters, liability arising out of the presence of certain construction materials, uninsurable losses, and fluctuations in interest rates. The Fund intends to lend to borrowers who own a variety of types of property, including office property, industrial property, retail property, multifamily property and mixed-use property. The foregoing real estate risks may be more prevalent or pronounced in one or more of these property types from time to time.

Investments in real estate debt involve many unique risks. For example, debt instruments may be “non-recourse” loans where the sole recourse for the repayment will be the underlying real estate-related asset. As a result, the ability of obligors to make payments is dependent upon the underlying real estate related asset rather than upon the existence of independent income or assets of such obligors or any parent guarantees. These debt securities and instruments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in obligors of such securities or loans repaying principal earlier than expected, resulting in a lower return to the Fund than projected (even taking into consideration any make-whole or similar feature). In addition, certain of these debt securities and instruments may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time.

The Fund faces substantial competition from other lenders. Real estate lending is a highly competitive business. The Fund will be competing for business against other lenders, including traditional institutional lenders, other real estate lending funds, individual lenders, and other so-called private lenders. If the Fund fails to source an adequate number of secured real estate loans in the face of such competition, it may be unable to accumulate a substantial enough loan portfolio to support its financial objectives.

The Fund may also invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments.

Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors. REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the Investment Company Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

BORROWER RISK, GENERAL MARKET & REAL PROPERTY RISK AND COMPETITION. Investments related to real property carry specific risks, including but not limited to: foreclosure risk and local rules and regulations affecting the ability to foreclose on properties; vacancy rates and general financial condition of buyers and sellers; condemnation, environmental contamination and eminent domain; state and local regulations and/or ordinances affecting the purchase, sale or management of properties; litigation and insurance risk; geographic market concentrations, general credit risk, and other risks. The Funds’ investments are speculative, and profitability depends on the ability of their borrowers to repay their loans. The ability of a borrower to repay may be affected by local, regional, and national real estate market and economic conditions beyond the control of the Fund. Delinquencies and defaults are sensitive to local and national business and economic conditions. Favorable real estate and economic conditions may not necessarily enhance a borrower’s ability to repay due to circumstances specific to a borrower and are beyond the Fund’s control. Each type of property on which the Fund underwrite loans has their own specific set of risks, including general economic conditions, business conditions, local market competition and conditions. Competition amongst loan originators can vary from market to market, and the Fund’s returns can be affected by heavy competition in the loan origination space. The Funds may also rely on representations of borrowers and counterparties as to the accuracy and completeness of such information and, with respect to financial statements, on reports of independent auditors. While the Fund intends to conduct due diligence regarding the value of properties and the information provided by borrowers and counterparties, it may rely on, or be unable to identify, inaccurate or fraudulent information. Of paramount concern in originating loans is the possibility of fraudulent and negligent acts or a material misrepresentation or omission on the part of a third-party including borrowers, brokers, sellers, vendors, tenants, co-lenders, loan participants, servicers and the boards and management teams of operating companies. Such act, omission, inaccuracy, or incompleteness may adversely affect the valuation of the collateral underlying the transactions or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the transaction. The Fund will rely upon the accuracy and completeness of representations made by counterparties to the extent reasonable but cannot guarantee such accuracy or completeness.

Rising or falling interest rates may increase risk associated with the Fund’s investment strategy, including but not limited to increased competition, the Fund’s ability to close loans at targeted interest rates; a borrower’s ability to refinance an existing loan, lower investment returns due to the inability to close loans at higher interest rates. Some countries, including the United States, are currently and may in the future experience substantial rates of inflation, which may have negative effects on the economies and securities markets of their economies. Governmental efforts to curb inflation (such as price controls) may involve drastic economic measures affecting the level of economic activities. There can be no assurance that the relevant governments will be able to exercise effective control over inflation rates or that a high rate of inflation will not have a materially adverse effect on the Fund or its investments. The Funds invest in loans secured by properties undergoing repositioning novation and significant construction (including ground up or new construction), whereby the LTV is based off an “as stabilized” valuation methodology. New construction or “ground up” development opportunities include, but are not limited to, risks related to the availability and timely receipt of zoning and other regulatory approvals, the cost and timely completion of construction (including risks such as weather, labor conditions, or material shortages), and changes in supply and demand. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent the completion of development activities once undertaken. Accordingly, if the borrower fails to complete the construction of a project, there could be adverse consequences associated with the loan, including but not limited to: a loss of the value of the property securing the loan; a borrower claim against the Funds for failure to perform under the loan documents; increased costs to the borrower that the borrower is unable to pay; a bankruptcy filing by the borrower; and abandonment by the borrower of the collateral for the loan. As described above, the process of foreclosing on a property is time-consuming and may incur significant expense if Thorofare must foreclose on a property securing a loan when construction is not complete. Under these circumstances, the Funds may incur redevelopment costs.

HIGH YIELD DEBT RISK. The Fund may invest in high yield debt (or “junk” bonds). A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. High yield debt may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Certain of these securities may not be publicly traded, and therefore, it may be difficult to accurately value certain portfolio securities and to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities. Because investment in high yield debt involves greater investment risk, achievement of the Fund’s investment objective will be more dependent on the relevant Sub-Adviser’s analysis than would be the case if the Fund were investing in higher quality debt securities.

High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities with unrated or below investment-grade debt.

High yield debt may also be in the form of zero-coupon or deferred interest bonds, which are bonds that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in the interest rates than bonds that that provide for regular payments of interest.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of the Fund’s portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

MASTER LIMITED PARTNERSHIPS (“MLPs”) RISK. The Fund may invest in MLP securities. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). As a result, holders of MLP securities will be subject to risks related to the energy industry, including: (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) slowdowns in new construction and acquisitions; (iv) reduced demand for commodities such as crude oil, natural gas and refined petroleum products; (v) depletion of natural gas reserves or other commodities; (vi) extreme weather and environmental hazards; (vii) stricter laws, regulations or enforcement policies; and (viii) dangers inherent to the energy industry, such as leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. In addition, holders of MLP securities have limited control and voting rights on matters affecting the partnership. There are certain tax risks associated with an investment in MLP securities. In particular, if an MLP is reclassified as a corporation instead of a partnership for U.S. federal income tax purposes, the MLP would be required to pay U.S. federal income tax on its taxable income. Such reclassification would reduce the amount of cash available for distribution by the MLP and, in turn, the value of your investment in the Fund. Additionally, if the Fund retains an MLP Investment until the Fund’s basis in the MLP interest is reduced to zero, subsequent distributions from the MLP will be taxable at ordinary income rates. If an MLP in which the Fund invests amends its partnership tax return, Shareholders may receive a corrected 1099 from the Fund and could be subject to interest and penalties if they do not amend their returns and have understated their taxable income as a result. The Fund does not intend to invest in MLP general partnership interests. Additionally, conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

BUSINESS DEVELOPMENT COMPANIES (“BDCs”). The Fund may invest in private BDCs and publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the Investment Company Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Provided they meet the requirements of RIC taxation, BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

To comply with the Investment Company Act, the Investment Adviser or a Sub-Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. Please see “UNDERLYING FUND RISK” for additional information regarding recent SEC regulations with respect to the Fund’s investments in other investment companies.

DISTRESSED SECURITIES. Certain of the companies in whose securities the Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid. Also, among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Investment Adviser’s or a Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. Consequently, the Fund will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

PREFERRED SECURITIES. The Fund may invest in preferred securities. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

BANK LOANS. The Fund may invest in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) the risk that bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws, and (v) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, the bank loan market may face illiquidity and volatility. There can be no assurance that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or the market will not experience periods of significant illiquidity in the future.

In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien or unsecured loan. The Fund’s investments in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation. A selling institution voting in connection with a potential waiver of a default by a borrower may have interests different from those of the Fund, and the selling institution might not consider the interests of the Fund in connection with its vote. Notwithstanding the foregoing, many participation agreements with respect to loans provide that the selling institution may not vote in favor of any amendment, modification or waiver that forgives principal, interest or fees, reduces principal, interest or fees that are payable, postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or releases any material guarantee or collateral without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver). In addition, many participation agreements with respect to loans that provide voting rights to the participant further provide that if the participant does not vote in favor of amendments, modifications or waivers, the selling institution may repurchase such participation at par.

NON-PERFORMING LOANS. The Fund may invest in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

COLLATERALIZED LOAN OBLIGATIONS (“CLOs”) AND COLLATERALIZED DEBT OBLIGATIONS (“CDOs”). The Fund may invest in CLOs and CDOs. CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in CLOs and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, CLOs and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the Shareholders. The credit characteristics of CLOs and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most CLOs and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

In addition to the typical risks associated with fixed-income securities and asset-backed securities, CLOs and CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CLOs and CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes with the issuer or unexpected investment results; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the manager of the CLO or CDO may perform poorly.

STRUCTURED PRODUCTS. The CLOs and other CDOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs, CDOs and credit-linked notes are typically privately offered and sold.

MEZZANINE DEBT. A portion of the Fund’s debt investments may be made in certain high yield securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Those mezzanine investments may be issued with or without registration rights. Mezzanine investments can be unsecured and generally subordinate to other obligations of the issuer. The expected average life of the Fund’s mezzanine investments may be significantly shorter than the maturity of these investments due to prepayment rights. Mezzanine investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities. The Fund does not anticipate a market for its mezzanine investments, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of those lower-rated securities. Mezzanine securities are often even more subordinated than other high yield debt, as they often represent the most junior debt security in an issuer’s capital structure.

UNDERLYING FUND RISK. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, exchange-traded funds (“ETFs”) and other registered and private investment companies (“Underlying Funds”). There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

The SEC adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds' shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

DERIVATIVE INSTRUMENTS. The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value at the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Investment Adviser and/or Sub-Advisers to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Rule 18f-4 under the Investment Company Act provides the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. The Fund intends to qualify as a limited derivatives user under Rule 18f-4 of the Investment Company Act. As a limited derivatives user, the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a Shareholder vote as a limited derivatives user. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

•	Foreign Currency Forwards. Forward foreign currency contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain. In order to execute such an agreement, the Fund would contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually widespread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

•	Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

•	Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

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Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile, and the use of options can lower total returns.

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Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements, and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect.

FOREIGN INVESTMENTS. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its Shareholders foreign tax credits or deductions with respect to these taxes.

The Fund may invest in foreign securities of issuers in so-called “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in foreign securities but to a heightened degree. “Emerging market” countries generally include all countries in the following regions: Asia (excluding Japan), Eastern Europe, Middle East, Africa and Latin America, or such countries as reasonably determined by the Investment Adviser or the Sub-Advisers from time to time. Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges and legal and accounting systems. In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The accounting, auditing and financial reporting standards and practices applicable to emerging market companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the Investment Adviser’s or a Sub-Adviser’s ability to evaluate local companies or their potential impact on the Fund's performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

CURRENCY RISK. The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Shareholders. The Fund intends to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

CONFLICTS OF INTEREST RELATING TO CO-INVESTING. The Fund intends to rely on an order of exemptive relief from the SEC (the “Order”) that permits the Fund to participate in certain negotiated investments alongside other funds managed by the Investment Adviser or certain of its affiliates outside the parameters of Section 17 of the Investment Company Act. The Order imposes various conditions on the Fund and the Investment Adviser intended to ensure that any co-investment transactions are done in a fair and equitable manner.

The Investment Adviser’s investment allocation policy is designed to manage the potential conflicts of interest between its fiduciary obligations to the Fund and its similar fiduciary obligations to other clients; however, there can be no assurance that the Investment Adviser’s efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund.

The allocation of investment opportunities among the Fund and any of the other investment funds sponsored or accounts managed by the Investment Adviser may not always, and often will not, be proportional. In general, pursuant to the Investment Adviser’s investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing investment held by the Fund or another investment fund or account) is suitable for the Fund or another investment fund or accounts. In making this assessment, the Investment Adviser may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the Investment Company Act (including requirements and restrictions pertaining to co-investment opportunities); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity.

Also, conflicts may nonetheless arise, including, but not limited to, the following:

The Investment Adviser may be incentivized to pursue a co-investment transaction for reputational or other reasons that are not directly advantageous to the Fund. For example, the Investment Adviser may receive a higher advisory fee from an affiliated fund that would be a participant in a co-investment transaction with the Fund, in which case the Investment Adviser might be incentivized to recommend that the Fund participate in riskier co-investment transactions than would be the case if the Fund was the only participant.

By reason of the various activities of the Investment Adviser and its affiliates, the Investment Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

INVESTMENTS IN CASH, CASH-EQUIVALENT INVESTMENTS OR MONEY MARKET FUNDS. A portion of the Fund’s assets may be invested in cash, cash-equivalent investments or money market funds when, for example, other investments are unattractive, to provide a reserve for anticipated obligations of the Fund or for other temporary purposes. Although such a practice may assist in the preservation of capital, the assumption of cash positions may also impact overall investment return. Cash investment practices of the Fund may be expected, therefore, to affect total investment performance of the Fund. Although a money market fund seeks to preserve a $1.00 per share NAV, it cannot guarantee it will do so. The sponsor of a money market fund has no legal obligation to provide financial support to the money market fund and investors in money market funds should not expect that the sponsor will provide support to a money market fund at any time.

RIC-RELATED RISKS OF INVESTMENT GENERATING NON-CASH TAXABLE INCOME. Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Investment Adviser or Sub-Advisers based on accruals that may never be realized. In addition, the deferral of payment-in-kind interest also reduces a loan’s loan-to-value ratio at a compounding rate.

UNCERTAIN TAX TREATMENT. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax. If the treatment of these instruments prevents the Fund from complying with the requirements of a RIC under the Code, the Fund may become subject to U.S. federal income or excise tax, which would reduce a Shareholder’s return on investment.

* * *

LIMITS OF RISK DISCLOSURES. The above discussions of the various risks that are associated with the Fund and its Shares and the related discussion of risks in the SAI include the material risks involved with an investment in the Fund of which the Fund is currently aware. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES. The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

THE INVESTMENT ADVISER AND SUB-ADVISERS. Callodine Capital Management, LP serves as the investment adviser (the “Investment Adviser”) of the Fund and will be responsible for determining and implementing the Fund’s overall investment strategy, including selecting each Sub-Adviser and determining the amount of the Fund’s assets to allocate to each Sub-Adviser. The Investment Adviser is located at Two International Place, Suite 1830, Boston, Massachusetts and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. As of September 30, 2024, the Investment Adviser had assets under management of approximately $517.6 million.

Each Sub-Adviser selected by the Investment Adviser, subject to Shareholder approval, will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Investment Adviser. Each Sub-Adviser is an affiliate of the Investment Adviser.

Callodine Credit Management, LLC, located at 545 Boylston Street, 10th Floor, Boston, MA 02116, is registered with the SEC as an investment adviser and manages, as of September 30, 2024, approximately $454.7 million in assets.

Thorofare, LLC, located at 100 N. Pacific Coast Highway, Suite 2050, El Segundo, CA 90245, is registered with the SEC as an investment adviser and manages, as of September 30, 2024, approximately $978.4 million in assets.

Rand Capital Management, LLC, located at 14 Lafayette Square, Suite 1405, Buffalo, NY 14203, is registered with the SEC as an investment adviser and manages, as of September 30, 2024, approximately $134.4 million in assets.

Manning & Napier Advisors, LLC, located at 290 Woodcliff Drive, Fairport, NY 14450, is registered with the SEC as an investment adviser and manages, as of September 30, 2024, approximately $20.558 billion in assets.

The Investment Adviser, the Sub-Advisers and their respective affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Adviser and/or a Sub-Adviser or one of their affiliates may in the future serve as the investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Investment Adviser

The Investment Adviser is an asset management firm specializing in yield-oriented investment strategies. Through its dedicated and experienced investment teams, the firm seeks to invest across the capital structure and pursue yielding equity investments that provide high cash yields and the potential for equity-like upside.

PORTFOLIO MANAGERS. The key personnel of the Investment Adviser who currently have primary responsibility for management of the Fund and the key personnel of each Sub-Adviser who currently have primary responsibility for management of the portion of the Fund’s assets allocated to the Sub-Adviser (the “Portfolio Managers”) are as follows:

James Morrow. James Morrow is the co-portfolio manager of the Fund and manages the Fund’s Yielding Equity Securities sub-strategy. Mr. Morrow is the founder of the Investment Adviser and has been its portfolio manager and CIO since its inception in 2018. He is also the CEO of Callodine Group, which is the parent entity of the Investment Adviser and each Sub-Adviser. Mr. Morrow spent nineteen (19) years at Fidelity Investments (FMRCo) (“Fidelity”) where at peak he managed $45 billion of assets across multiple equity-income strategies. He announced his retirement in February 2017 and remained with the firm through January 2018 as he transitioned all portfolio management responsibilities to his successors. In his role as a portfolio manager at Fidelity, Mr. Morrow managed a wide array of funds, the largest of which include Fidelity Series Equity-Income Fund, Fidelity Equity-Income Fund, Fidelity Advisor Equity-Income Fund, VIP Equity-Income Portfolio, Fidelity Equity-Income Strategy SMA, U.S. Dividend and Fidelity Advisor Diversified Stock Fund. In addition, he was a member of the three-person investment team on Fidelity Multi-Asset Income Fund and Fidelity Tactical High Income. Mr. Morrow joined Fidelity Investments as an equity research analyst following the broadcasting and wireless towers industries in 1999. During his time as an Analyst, Mr. Morrow managed Select Technology Portfolio, Select Electronics Portfolio and Select IT Services Portfolio. Before serving as an equity research summer intern with Fidelity in 1998, Mr. Morrow worked as a distressed debt analyst for Chase Manhattan Bank from 1995 to 1997. Mr. Morrow earned his Master of Business Administration degree from the University of Chicago and his Bachelor of Science degree in finance from the University of Buffalo.

Gene Martin. Gene Martin is the co-portfolio manager of the Fund and manages the Fund’s Asset-Based Lending sub-strategy. Mr. Martin serves as the President & Chief Executive Officer of Callodine Credit Management, LLC, and is responsible for leading and growing its asset-based lending business. Prior to serving as President & CEO of Callodine Credit Management, LLC beginning in 2020, Mr. Martin filled the same role at the company’s predecessor firm, Gordon Brothers Finance Company since 2016. He is a senior, global capital markets and credit investment professional with over 31 years of experience in leveraged credit spanning from regional, middle-market companies to global enterprises. Prior to joining GBFC, Mr. Martin was the Co-Head of Global Leveraged and Acquisition Finance at Morgan Stanley where he was also a senior member of the firm’s Capital Commitments Committee and served as Chairman of Morgan Stanley’s High Yield Underwriting Committee. Before his ten-year tenure at Morgan Stanley, Gene was a Managing Director in Leveraged Finance at Donaldson, Lufkin and Jenrette (DLJ) and Credit Suisse First Boston. Mr. Martin also previously worked as a Vice President in Bank of America’s Financial Sponsors Group and as an Assistant Vice President and Credit Analyst/Officer at Shawmut Bank. Mr. Martin earned his BS from the University of Connecticut and subsequently received his MBA from the University of Connecticut School of Business. He is a Chartered Financial Analyst (CFA).

Winston Black. Winston Black manages the Fund’s Life Sciences Finance sub-strategy and serves as Head of Life Sciences Finance Strategy at Rand Capital Management, LLC. Mr. Black has over 25 years of investment and operations experience and has been active in the life sciences finance space since 2005. Prior to Rand Capital Management, LLC, Mr. Black co-founded and executed a similar life sciences finance strategy at SWK Holdings from 2012-2022, serving in the capacity of Chief Executive Officer and Chairman. Prior to that, Mr. Black was a Co-Founder and Investment Principal at PBS Capital Management, where he was focused on originating and investing in structured, asset-based transactions in the biotech, pharmaceutical and medical device space. Additionally, Mr. Black worked for Highland Capital Management from 2007-2009, where he managed a $2.3 billion portfolio of healthcare leveraged loans, high-yield bonds, distressed debt, public and private equity and pharmaceutical royalties, and prior to that worked at a biotech hedge fund in New York City. Mr. Black began his career in investment banking. Mr. Black earned Master of Business Administration degrees from the Columbia Business School and London Business School, and Bachelor of Arts degree in Economics at Duke University.

Scott Barfield. Scott Barfield co-manages the Fund’s Direct Lending sub-strategy and serves as Co-CEO and Managing Director at Rand Capital Management, LLC. He has served as a portfolio manager at Rand Capital Management, LLC and a predecessor firm since 2020 and is responsible for the origination, execution, monitoring, and realization of investments. With more than 20 years’ experience working with middle market companies, Mr. Barfield has executed M&A, capital raise, and principal investment transactions.  Mr. Barfield previously was a Managing Director at BlueArc Mezzanine Partners from 2016-2020. Prior to joining BlueArc Mezzanine Partners, Mr. Barfield was a Principal in the debt investment arm of H.I.G. Capital, a $18 billion private equity and debt investment firm.  Prior to H.I.G. Capital, he was a Partner at Nancy Creek Capital, a mezzanine debt fund focused on the lower middle market. Prior to Nancy Creek Capital, Mr. Barfield worked within the Investment Banking group of Wachovia Securities where he worked within various M&A and debt capital market groups, including private equity and mezzanine placement, high yield, investment grade senior notes, and origination. Prior to Wachovia Securities, he began his career at Ernst & Young. He has a B.S. in Business Administration and a Master of Accounting degree, both from the Kenan-Flagler Business School at UNC – Chapel Hill.

Steven Brannon. Steve Brannon co-manages the Fund’s Direct Lending sub-strategy and serves as a Managing Director at Rand Capital Management, LLC.  He has served as a portfolio manager at Rand Capital Management, LLC and a predecessor firm since 2020 and is responsible for the origination, execution, monitoring, and realization of investments.  Mr. Brannon has more than 20 years of experience in a variety of roles working with middle market companies, including mezzanine and private equity investing, direct operating, investment banking, commercial lending, and business valuation consulting. Prior to joining Callodine Strategic Credit, Mr. Brannon was a Managing Director at BlueArc Mezzanine Partners from 2016 to 2020. From 2006 until joining BlueArc Mezzanine Partners, he was a Partner at Nancy Creek Capital, a mezzanine debt fund focused on the lower middle market. From 2002 to 2006, he was an owner and operator of Action Air, LLC, a privately-held restaurant equipment and services company.  Prior to Action Air, Mr. Brannon worked in the Investment Banking Group at Raymond James & Associates, where his activities included executing public and private capital raises, mergers and acquisitions transactions, and strategic advisory assignments.  Prior to receiving his MBA, Mr. Brannon spent two years in the Business Valuation Group at KPMG Peat Marwick. He also spent over two years in the Commercial Banking Group at NationsBank. Mr. Brannon holds a BBA from the University of Georgia and an MBA with concentrations in finance and accounting from the University of Chicago Booth School of Business.

Kevin Miller. Kevin Miller co-manages the Fund’s Real Estate Lending sub-strategy and is the Chief Executive Officer and founding member of Thorofare Capital, LLC and has been responsible for establishing the foundation of the firm’s core investment philosophy since its inception in 2010. Under his leadership, Thorofare Capital has launched a series of private discretionary credit funds as well as institutional joint ventures and separate accounts. As CEO, Mr. Miller is responsible for the oversight of all aspects of the firm and is embedded in the capital formation and execution of each strategy the firm undertakes. Mr. Miller graduated from University of Southern California where he received a Bachelor of Arts in Economics.

Brendan Miller. Brendan Miller co-manages the Fund’s Real Estate Lending sub-strategy and is the Chief Investment Officer (“CIO”) of Thorofare Capital, LLC and has been with the firm since 2011, months after its inception. As the CIO, he leads the company’s investment committee and is directly responsible for overseeing the underwriting and due diligence processes, approval of the credit structure for each of the firm’s investments, supervision of asset management activities and the development of and adherence to the firm’s investment strategy. With over 20 years of experience in commercial real estate, first at Cushman & Wakefield and then managing The Walt Disney Company’s Asia Pacific real estate portfolio out of Hong Kong, Mr. Miller’s diverse background and real estate aptitude provide Thorofare Capital, LLC with the expertise needed to successfully execute each of its investment strategies. Mr. Miller is an alumnus of The University of Arizona and Loyola High School of Los Angeles.

Marc Bushallow. Marc Bushallow manages the Fund’s High Yield Debt sub-strategy and is the Managing Director of Fixed Income at Manning & Napier Advisors, LLC. As the Managing Director of Fixed Income, he works on economic overviews and the top-down positioning of the firm’s fixed income portfolios. He oversees the firm’s high-yield, non-traditional, and core fixed income strategies, and is also a member of the firm’s Investment Policy Group. In addition, Marc is a member of the firm’s Executive Committee, which is responsible for the strategic management and vision of the firm. Prior to becoming Managing Director, Marc was a Senior Analyst in the Fixed Income Group, concentrating on analysis of below investment-grade corporate bonds. He also spent some time at the firm as an Assistant performing quantitative and macroeconomic research. Marc joined Manning & Napier in 1999 and left to pursue a master’s degree in 2002, returning to the firm in 2008. Before returning to Manning & Napier, Marc spent four years at Barclays Capital, gaining sell-side experience requiring the evaluation and recommendation of high-yield credit, including both cash and derivative products. He acquired and applied detailed understanding of new issue syndication, trading, bond structure and covenants.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund shares.

THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement between the Investment Adviser and the Fund will become effective as of the Fund’s commencement of operations and will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board, by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by the Investment Adviser.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, member, manager, director, officer or employee of the Investment Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be subject to liability to the Fund or otherwise under the Investment Advisory Agreement for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, or for any act or omission by the Investment Adviser or any affiliate of the Investment Adviser or by any Sub-Adviser, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Adviser or any partner, member, manager, officer or employee of the Investment Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from (i) the Investment Advisory Agreement or the performance of any services under the Investment Advisory Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement or (ii) the Investment Adviser’s obligation to indemnify a Sub-Adviser or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives under the terms of such Sub-Adviser’s Sub-Advisory Agreement so long as such indemnification obligations did not arise primarily from the such Investment Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and each Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

See “INVESTMENT MANAGEMENT AND OTHER SERVICES – The Sub-Advisers” in the SAI for a discussion of the sub-advisory agreements among the Fund, the Investment Adviser and each Sub-Adviser.

INVESTMENT ADVISORY AND INCENTIVE FEES

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a fee from the Fund consisting of two components—a base management fee (the “Investment Advisory Fee”) and an incentive fee (the “Incentive Fee”).

Pursuant to the Investment Advisory Agreement, the Fund will pay the Investment Adviser an Investment Advisory Fee equal to an annual rate of 1.35%, computed daily and payable monthly in arrears, based upon the Fund’s average daily net assets. The Investment Advisory Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Advisory Fee payable to the Investment Adviser for any day, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that day, including, without limitation, the Investment Advisory Fee payable to the Investment Adviser for that day. The Investment Adviser has contractually agreed to waive the Investment Advisory Fee it would otherwise receive under the Investment Advisory Agreement for six months from the commencement of the Fund’s operations.

The Investment Adviser has also contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Waiver”). The Waiver will remain in effect for six months from the commencement of the Fund’s operations. The Waiver shall terminate automatically at the end of the six-month period unless extended by the Investment Adviser. The Waiver is not subject to recoupment.

Concurrent with the Waiver, an expense limitation and reimbursement agreement between the Investment Adviser and the Fund (the “Expense Limitation and Reimbursement Agreement”) will be in place but will be superseded by the Waiver for the first six months from the commencement of the Fund’s operations. Under the Expense Limitation and Reimbursement Agreement, the Investment Adviser has contractually agreed to limit the amount of the Fund’s aggregate ordinary operating expenses, (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) so they do not exceed 2.00% of the average daily net assets for any Class (the “Expense Limit”). For a period not to exceed three years from the date on which a waiver under the Expense Limitation and Reimbursement Agreement is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.  The Expense Limitation and Reimbursement Agreement will have an initial term ending one-year from the Agreement’s commencement and automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Investment Adviser.

In addition, the Investment Adviser will be entitled to receive an Incentive Fee calculated and payable in arrears in an amount equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on each class’s average daily net asset value (calculated in accordance with GAAP), equal to 1.50% per quarter, or an annualized hurdle rate of 6%. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Advisory Fee, expenses payable to the Administrator and any interest expense but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation).

The Incentive Fee is based on Pre-Incentive Fee Net Investment Income (as defined below) earned on direct investments (and excluding short-term investments) attributable to each Class and is determined and payable in arrears as of the end of each fiscal quarter. With respect to each Class, the Incentive Fee for each fiscal quarter is calculated as follows:

(i)	No incentive fee is payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.50% per quarter based on the Class’s average daily net assets (calculated in accordance with GAAP) (the “Quarterly Return”).
(ii)	All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.765% of the average daily net assets of that Class (calculated in accordance with GAAP) for the fiscal quarter will be payable to the Investment Manager.
(iii)	For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.765% of the Class’s average daily net assets (calculated in accordance with GAAP), the Incentive Fee with respect to that Class will equal 15% of Pre-Incentive Fee Net Investment Income attributable to the Class.

“Pre-Incentive Fee Net Investment Income” for a Class means interest income, dividend income and any other income accrued (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) during the fiscal quarter and allocated to the Class, minus the Class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to the Class accrued during the quarter. For such purposes, the Fund’s operating expenses will include the Investment Management Fee but will exclude the Incentive Fee. Pre-Incentive Fee Net Investment Income does not include income earned on short-term investments.

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee

Class’s Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the Class’s average daily net asset value)

Examples of Quarterly Incentive Fee Calculation:

Example 1 - Income Earned on Direct Investments Incentive Fee(1):

Assumptions

●	Hurdle Rate (2) =1.5%
●	Management fee (3) = .3375%
●	Other operating expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.1625%
●	Initial management fee waiver and expense limitation does not apply

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of net assets.
(2)	Represents the 1.5% quarterly hurdle rate.
(3)	Represents a quarter of the 1.35% annualized management fee.
(4)	Estimated other expenses. The examples assume that the Class does not incur a 12b-1 fee and other operating expenses are capped at 0.65% annually (0.1625% per quarter) following the initial management fee waiver and expense limitation.

Alternative 1

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.00%
●	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.50%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

Alternative 2

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 2.25%
●	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 1.75%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income-based fee.

Income Based Fee = 100% × (all pre-incentive fee net investment income that is greater than 1.5% but less than or equal to 1.765%) + the greater of 0% AND (15% × (pre-incentive fee net investment income - 1.765%))

 = (100% × (1.75% - 1.5%)) + 0%

= 100% × 0.25%

= 0.25%

Alternative 3

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 4%
●	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 3.50%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income-based fee.

Income Based Fee = 100% × (all pre-incentive fee net investment income that is greater than 1.5% but less than or equal to 1.765%) + the greater of 0% AND (15% × (pre-incentive fee net investment income - 1.765%))

= (100% × (1.765% - 1.5%)) + (15% × (3.50% - 1.765%))

= 0.265% + (15% × 1.735%)

= 0.265% + 0.26025%

= 0.52525%

Pursuant to separate sub-advisory agreements among the Fund, the Investment Adviser and each Sub-Adviser, each Sub-Adviser receives a sub-advisory fee based on the Fund’s assets managed by such Sub-Adviser, as well as a portion of the Incentive Fee attributable to those assets. The Sub-Advisers’ fees are paid by the Investment Adviser out of the Investment Advisory Fee and the Incentive Fee it receives from the Fund. The Investment Advisory Fee paid to the Investment Adviser (a portion of which will be used by the Investment Adviser to pay the sub-advisory fees to the Sub-Advisers) will be paid out of the Fund’s assets. Such fee is paid to the Investment Adviser before giving effect to any repurchase of Shares effective as of that date and will decrease the net profits or increase the net losses of the Fund.

The Investment Adviser compensates Callodine Credit Management, LLC, on a quarterly basis, in an amount of (i) 80% of the Investment Advisory Fee collected by the Fund with respect to the average daily net assets in the Allocated Portion (as defined in the Sub-Advisory Agreement), after giving effect to any applicable Fund fee waivers and expense limits and Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees and (ii) the lesser of: (a) 80% of the Incentive Fee calculated with respect to the Allocated Portion for the preceding quarter, if any, and (b) 80% of the pro rata portion of the Incentive Fee paid by the Fund in the preceding quarter based on the Incentive Fee calculated with respect to the Allocated Portion as a portion of the Fund’s Incentive Fee for the preceding quarter, if any.

The Investment Adviser compensates Thorofare, LLC on a quarterly basis, in an amount of (i) 80% of the Investment Advisory Fee collected by the Fund with respect to the average daily net assets in the Allocated Portion (as defined in the Sub-Advisory Agreement), after giving effect to any applicable Fund fee waivers and expense limits and Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees and (ii) the lesser of: (a) 80% of the Incentive Fee calculated with respect to the Allocated Portion for the preceding quarter, if any, and (b) 80% of the pro rata portion of the Incentive Fee paid by the Fund in the preceding quarter based on the Incentive Fee calculated with respect to the Allocated Portion as a portion of the Fund’s Incentive Fee for the preceding quarter, if any,

The Investment Adviser compensates Rand Capital Management, LLC on a quarterly basis, in an among of (i) 80% of the Investment Advisory Fee collected by the Fund with respect to the average daily net assets in the Allocated Portion (as defined in the Sub-Advisory Agreement), after giving effect to any applicable Fund fee waivers and expense limits and Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees and (ii) the lesser of: (a) 80% of the Incentive Fee calculated with respect to the Allocated Portion for the preceding quarter, if any, and (b) 80% of the pro rata portion of the Incentive Fee paid by the Fund in the preceding quarter based on the Incentive Fee calculated with respect to the Allocated Portion as a portion of the Fund’s Incentive Fee for the preceding quarter, if any,

The Investment Adviser compensates Manning & Napier Advisors, LLC on a quarterly basis, in an amount of 0.40% of the average daily net assets in the Allocated Portion (as defined in the Sub-Advisory Agreement), after giving effect to any applicable Fund fee waivers and expense limits and the allocable portion of Fund expenses outside the expense limitation agreement, including without limitation distribution and shareholder servicing fees.

DISTRIBUTOR

Distribution Services, LLC is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, repurchase, and other requests to the Fund.

The Fund, the Distributor and the transfer agent may enter into arrangements with one or more financial intermediaries to provide non-distribution related sub-transfer agency, sub-administration, sub-accounting, and other services associated with Shareholders whose Shares are held of record in omnibus accounts, including platforms that facilitate trading and recordkeeping by financial intermediaries. In return for these services, the Fund may pay sub-transfer agency fees to such financial intermediaries in an amount not to exceed 0.15% of the average daily net assets. If paid by the Fund, these expenses will be included in “Other Expenses” under “Summary of Fund Expenses” in this prospectus and will not be used for distribution purposes. Such amounts will be in addition to, rather than in lieu of, Distribution and Servicing Fees payable under the Fund’s Distribution and Service Plan as described below.

Investors who purchase Shares through financial intermediaries, brokers or agents will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein payable to those intermediaries and/or other parties. Those intermediaries are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholders of record, although customers may have the right to vote Shares depending upon their arrangement with the intermediary. The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class C Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay Distribution and Servicing Fees for the sale and servicing of its Class A Shares and Class C Shares to the Fund’s Distributor and/or other qualified recipients.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution and Service Plan provides that the Fund and the Investment Adviser will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor free and harmless from and against any and all claims arising out of or based upon (i) any material action (or omission to act) of the Distributor or its agents taken in connection with the Distribution Agreement; provided that such action (or omission to act) is taken without willful misfeasance, gross negligence or reckless disregard by the Distributor of its duties and obligations under the Distribution Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in the Prospectus or related offering materials or any omission or alleged omission to state a material fact required to be stated in the Prospectus or related offering materials or necessary to make the statements in any Prospectus or related offering materials not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Fund or the Investment Adviser in connection with the preparation of the Fund’s Prospectus or related offering materials by or on behalf of the Distributor; (iii) any material breach of the agreements, representations, warranties and covenants by the Fund and the Investment Adviser in the Distribution Agreement; or (iv) the reliance on or use by the Distributor or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or the Investment Adviser.

The Investment Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class C Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class C Shares. Under the Distribution and Service Plan, the Fund may charge a distribution and/or shareholder servicing fee up to a maximum of 0.25% per year on Class A Shares and up to a maximum of 1.00% per year on Class C Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain Shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class. Class I shares are not subject to the Distribution and Servicing Fee.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

The Fund pays the Administrator tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or the Sub-Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

Compliance and Treasurer Services

PINE Advisors LLC (“PINE”) provides compliance and treasurer services to the Fund pursuant to service agreements. In consideration for these services, PINE is paid a monthly fee out of the assets of the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses.

FUND EXPENSES

The Fund will pay all of its expenses or reimburse the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund and the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Advisory Fee, the Incentive Fee, the Administration Fee, distribution fees and expenses; servicing and other similar fees and expenses; out-of-pocket costs directly relating to investment transactions that are not consummated (dead-deal costs); other investment-related expenses, such as brokerage commissions, transfer fees; fees on any borrowings or any expenses relating to leverage or indebtedness (including any interest thereon); professional fees including accounting, audit legal, and tax preparation; out-of-pocket costs directly relating to investment transactions that are not consummated; other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; reasonable research and due diligence expenses relating to the identification and selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts); investment-related software and databases relating thereto; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; litigation costs and expenses, judgments and settlements directly related to the preservation of the value of investments; reasonable legal, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, reporting, monitoring, confirming and/or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non-affiliates) and other matters (including online systems used to obtain pricing and trading information and systems used for the allocation of investments); accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; all taxes, fees or other governmental charges and expenses of preparing, printing, and filing reports and other documents with government agencies; expenses incurred by the Investment Adviser or Sub-Advisers in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; and ad hoc expenses incurred at the specific request of the Investment Adviser or the Board; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders; and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Adviser will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and certain other expenses. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law. The Sub-Advisers’ fees are paid by the Investment Adviser out of the Investment Advisory Fee and the Incentive Fee it receives from the Fund.

The Fund will bear directly certain ongoing offering costs of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Waiver”). The Expense Limitation will remain in effect for six months from the commencement of the Fund’s operations. The Waiver shall terminate automatically at the end of the six-month period unless extended by the Adviser. The Waiver is not subject to recoupment.

Concurrent with the Waiver, an expense limitation and reimbursement agreement between the Investment Adviser and the Fund (the “Expense Limitation and Reimbursement Agreement”) will be in place but will be superseded by the Waiver for the first six months from the commencement of the Fund’s operations. Under the Expense Limitation and Reimbursement Agreement, the Investment Adviser has contractually agreed to limit the amount of the Fund’s aggregate ordinary operating expenses, (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) so they do not exceed 2.00% of the average daily net assets for any Class (the “Expense Limit”). For a period not to exceed three years from the date on which a waiver under the Expense Limitation and Reimbursement Agreement is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement will have an initial term ending one-year from the Agreement’s commencement and automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Investment Adviser.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

SHAREHOLDER RIGHTS

Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming a Shareholder, each Shareholder (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Declaration of Trust or these By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder.

CONFLICTS OF INTEREST

The Fund, the Investment Adviser and the Sub-Advisers may be subject to a number of actual and potential conflicts of interest.

The Investment Adviser, the Sub-Advisers and their respective affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Adviser, the Sub-Advisers and their respective affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Adviser, the Sub-Advisers and their respective affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under provisions of Federal securities law which cannot be waived or modified.

Although the Investment Adviser, the Sub-Advisers and their respective affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Adviser, the Sub-Advisers or their respective affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Adviser, the Sub-Advisers and their respective affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Adviser, the Sub-Advisers and their respective affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Adviser, the Sub-Advisers or their respective affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, the Investment Adviser and each Sub-Adviser have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

The Fund may be considered affiliates with respect to certain of its portfolio companies if certain investment funds, accounts or investment vehicles managed by a Sub-Adviser also hold interests in these portfolio companies, and as such, these interests may be considered a joint enterprise under the Investment Company Act. To the extent that the Fund’s interests in these portfolio companies may need to be restructured in the future or to the extent that the Fund chooses to exit certain of these transactions, its ability to do so will be limited.

The Investment Adviser or a Sub-Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, principals and other employees of a Sub-Adviser may serve as directors of, or in a similar capacity with, portfolio companies in which the Fund invests, the securities of which are purchased or sold on the Fund’s behalf. The Investment Adviser or a Sub-Adviser may (but is not required to) seek to avoid receipt of Confidential Information from issuers so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. The Investment Adviser or a Sub-Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Investment Adviser or a Sub-Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Many of the Fund’s portfolio investments are expected to be loans and other securities that are not publicly traded and for which no market-based price quotation is available. The participation of the investment professionals of the Investment Adviser and/or the Sub-Advisers in the Fund’s valuation process could result in a conflict of interest as the Investment Advisory Fee and the portfolio management fees paid to the Sub-Advisers are based on the value of the Fund’s assets. A conflict of interest may also result when the Investment Adviser and/or Sub-Advisers determine the amount of leverage used by the Fund, as leverage will increase the Fund’s assets, and in the case of assets managed by Sub-Advisers, the management fee.

The professional staff of the Investment Adviser and the Sub-Advisers will devote such time and effort in conducting activities on behalf of the Fund as the Investment Adviser and Sub-Advisers reasonably determine to be appropriate for its respective duties to the Fund. However, each of the Investment Adviser’s and the Sub-Advisers’ staff is currently committed to and expects to be committed in the future to providing investment advisory services as well as other services to other clients (including other registered and unregistered pooled investment vehicles) and engaging in other business ventures in which the Fund has no interest. As a result of these separate business activities, the Investment Adviser and each Sub-Adviser has actual or potential conflicts of interest in allocating management time, services and functions among the Fund and other business ventures or clients.

The Investment Adviser and the Sub-Advisers may receive more compensation with respect to certain similarly managed accounts or funds than that received with respect to the Fund or may receive compensation based in part on the performance of those similar accounts or funds. This may create a potential conflict of interest for the Investment Adviser and the Sub-Advisers or the respective portfolio managers by providing an incentive to favor these similar accounts or funds when, for example, placing securities transactions. In addition, a Sub-Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Sub-Adviser or an affiliate has a proprietary investment in similar accounts or funds, the portfolio managers have personal investments in similar accounts or the similar accounts are investment options in the Sub-Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Sub-Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as a Sub-Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts or funds.

The Investment Adviser is an affiliate of the current Sub-Advisers and may have other relationships, including significant financial relationships, with potential Sub-Advisers or their affiliates or other third parties, which may create a conflict of interest, including recommending clients invest in investment products sponsored by a Sub-Adviser or its affiliates or other third parties. However, in making recommendations to the Board to appoint or to change a Sub-Adviser, or to change the terms of a sub-advisory agreement, the Investment Adviser considers the Sub-Adviser’s investment process, risk management, and historical performance with the goal of retaining Sub-Advisers for the Fund that the Investment Adviser believes are skilled and can deliver appropriate risk-adjusted returns.

By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of the above actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under provisions of applicable Federal securities law which cannot be waived or modified.

OUTSTANDING SECURITIES

As of the date of this Prospectus, Callodine Capital Management, LP, which provided the initial seed capital for the Fund, owns 100% of the Fund’s outstanding securities.

OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly.

For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the date on which the repurchase price for shares is determined (the “Valuation Date”). Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

In certain circumstances, the Board may require a Shareholder to tender its Shares if, among other reasons, the Board determines that continued ownership of such Shares by the Shareholder may be harmful or injurious to the business or reputation of the Fund, may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

REPURCHASE PROCEDURES

Once each quarter, commencing in the third quarter of the Fund’s operations, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting repurchase offers quarterly of at least 5% of the Fund’s outstanding Shares on the repurchase request deadline. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day (each a “Repurchase Pricing Date”).

The time between the notification to Shareholders and the Repurchase Request Deadline is generally expected to be thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase.

The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board or the authorized officers of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $10,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, the Sub-Advisers, the Administrator, the Custodian and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

Effects of Leverage

Assuming the use of leverage in the amount of 30.00% of the Fund’s total assets and an annual interest rate on leverage of .50% payable on such leverage based on estimated hold period of the assets, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is .15%. The Fund’s actual cost of leverage will be based on hold period of the asset when the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect of leverage on total return on Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 30.00% of the Fund’s assets after such issuance. See “PRINCIPAL RISK FACTORS—GENERAL RISKS—BORROWING, USE OF LEVERAGE.” The table does not reflect any offering costs of Shares or leverage.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-13.16%	-6.65%	-0.15%	6.35%	12.86%

Total return is composed of two elements—the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

CALCULATION OF NET ASSET VALUE

GENERAL

The Administrator calculates the Fund’s NAV as of the close of business on each Business Day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The Fund’s Board oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and designated the Fund’s Investment Adviser as its valuation designee (“Valuation Designee”).

Investments in securities that are listed on the NYSE are valued, except as indicated below, at market value. Market value is generally determined on the basis of the official closing prices or the latest reported sales prices. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act.

As a general matter, to value the Fund’s investments, the Valuation Designee will use current market values when available, and otherwise value the Fund’s investments with fair value methodologies that the Investment Adviser believes to be consistent with those used by the Fund for valuing its investments. These fair value calculations will involve significant professional judgment by the Valuation Designee with the help of the Sub-Advisers in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Fund and the Valuation Designee may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective investment; (2) comparison to the values and current pricing of investments that have comparable characteristics; (3) knowledge of historical market information with respect to the investment; (4) other factors relevant to the investment which would include, but not be limited to, collateral, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the investment’s borrower. The Sub-Advisers will attempt to obtain current valuation information from the borrower to value all fair valued investments, but it is anticipated that such information could be available on no more than a quarterly basis. This is especially true as it relates to direct loans. Furthermore, the Board and the Valuation Designee may not have the ability to assess the accuracy of the valuation information from the borrowers.

The Valuation Designee will monitor the valuations of Fund investments and report any material changes in valuation to the Board. The Valuation Designee and the Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information.

Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Adviser monitors these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. The Investment Adviser seeks to evaluate on a daily basis material information about the Fund’s investments; however, for the reasons noted herein, the Investment Adviser may not be able to acquire and/or evaluate properly such information on a daily basis for certain investments. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each Business Day. However, there may be circumstances where it may not be practicable to determine an NAV, including, but not limited to during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended), or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders. In such circumstances, the Board (after consultation with the Investment Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Adviser) determines that conditions no longer require suspension of the calculation of NAV.

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, UMB Fund Services, Inc. at 1-833-701-2855 or 235 West Galena Street, Milwaukee, WI 53212, all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in full and fractional Shares at the Fund’s then current NAV. Shareholders who elect not to participate in the DRIP will receive all dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record or via electronic funds transfer (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Adviser.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Shares”).

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax. See “TAXATION OF THE FUND – Distributions to Shareholders” below.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 1-833-701-2855 or 235 West Galena Street, Milwaukee, WI 53212.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities, pass through entities, and, except to the extent discussed below, non-U.S. persons). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the IRS (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF THE FUND

The below is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change. Except where otherwise specifically indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its net income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships (“Qualifying Income”). It should be noted that to the extent the Fund earns any fees from the origination of loans, such fee income will generally not be included as income that satisfies the 90% test described in the preceding sentence.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other RICs), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund may invest may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make income distributions and/or meet repurchase requests. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations. In the event the Fund realizes net capital gains from such liquidation transactions, the Shareholders may receive larger capital gain distributions than they would in the absence of such transactions. Additionally, liquidation of Fund assets in order to meet Share repurchases may impact the Fund’s ability to qualify as a RIC under the Code as described above.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

To the extent that the Fund makes investments in assets that are expected to earn income that is not Qualifying Income, the Fund may make such investments indirectly, through a wholly-owned corporate subsidiary. If a subsidiary is a U.S. corporation, it will pay tax on its net income at corporate tax rates, and distributions from the subsidiary’s earnings and profits will be qualified dividend income. If a subsidiary is a non-U.S. corporation, such subsidiary will be a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. It would not expected to be subject to U.S. income tax unless it earns U.S.-source income. However, as a wholly-owned CFC, such subsidiary’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income even if the CFC does not distribute the income. In 2019, the Treasury and the IRS issued regulations that provide that the income from a foreign subsidiary that is a CFC is qualifying income for purposes of a fund remaining qualified as a RIC for U.S. federal income tax purposes (1) that the income is actually distributed by the foreign subsidiary to the RIC each year and (2) even if not distributed, to extent the income is derived with respect to the fund’s business of investing in stock, securities or currencies. Accordingly, the Fund believes that income of a CFC would be Qualifying Income, but there is a risk that the IRS could assert that the income derived from the Fund's investment in such a foreign subsidiary is not Qualifying Income. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

Distributions to Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income and intends to make quarterly distributions. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Shares. Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. Thus, to the extent a Shareholder participates in the DRIP, a Shareholder may recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to net capital gains (the excess, if any, of net long-term capital gains over net short-term capital losses) or to “qualified dividend income” earned by the Fund would be taxable to non-corporate Shareholders at the reduced rates applicable to long-term capital gains. Shareholders must have owned the Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. Because the Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Shareholders should contact the Fund’s Administrator, at 1-833-701-2855 or at 235 West Galena Street, Milwaukee, WI 53212 to make elections to receive income dividends and/or capital distributions in cash; to terminate their participation in the program; and for any other inquiries related to the DRIP.

Expenses. As long as the Fund is not continuously offered pursuant to a public offering, regularly traded on an established securities market or does not have at least five hundred (500) Shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be treated only as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead, each Shareholder will be treated as if it received a dividend in an amount equal to its allocable share of the Fund’s expenses and then having paid such expenses itself. For non-corporate taxpayers, such expenses will generally be “miscellaneous itemized deductions” and under the Tax Cuts and Jobs Act, for taxable years beginning after December 31, 2017 and before January 1, 2026, the ability non-corporate taxpayers to deduct miscellaneous itemized deductions has been suspended.

Certain Withholding Taxes. The Fund may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund. The Fund does not expect to be eligible to elect, for federal income tax purposes, to pass through foreign tax credits or deductions to its Shareholders.

Sales, Exchanges and Redemptions. Shareholders will recognize a taxable gain or loss on a sale, exchange or redemption of Shares in an amount equal to the difference between the Shareholder’s tax basis in the Shares and the amount the Shareholder receives for them. Generally, this gain or loss will be long-term or short-term depending on whether the holding period for such Shares in the hands of the Shareholder exceeds twelve (12) months, except that a capital loss on Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gains dividends received on the Shares during that holding period. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund is required to compute and report the cost basis on Shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method unless it is instructed to select a different method, or a Shareholder chooses to specifically identify Shares at the time of each sale or exchange. If a Shareholder’s account is held by a broker or other adviser, they may select a different method. In these cases, Shareholders should contact the holder of the Shares to obtain information with respect to the available methods and elections for such accounts. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on federal and state income tax returns.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Shares.

IRAs and Other Tax Qualified Plans. In general, dividends received and gains realized with respect to Shares held in an IRA or other tax qualified plan are not currently taxable unless the Shares were acquired with borrowed funds. However, a tax-exempt shareholder may recognize unrelated business taxable income if the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.

U.S. Tax Treatment of Non-U.S. Shareholders. A “Non-U.S. Shareholder” for purposes of this discussion generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to the U.S. Shareholder, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. Shareholder status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. Shareholder, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing its Non-U.S. Shareholder status or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, in each case, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the Non-U.S. Shareholder’s beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

OTHER TAX MATTERS

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, neither the Investment Adviser nor any Sub-Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or a Sub-Adviser or with other entities that are affiliated with the Investment Adviser or a Sub-Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund is authorized to offer three separate classes of Shares designated as Class I Shares, Class A Shares, and Class C Shares. The Fund has received exemptive relief from the SEC permitting it to offer multiple classes of Shares. The Fund may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of Class I Shares, Class A Shares and/or Class C Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in the Fund by any investor for Class I Shares is $250,000, the minimum initial investment by any investor for Class A Shares is $25,000 and the minimum initial investment by any investor for Class C Shares is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Adviser or its affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $10.00 per share, and thereafter, the purchase price for each class of Shares will be based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A Shares are subject to a sales charge up to 5.75%.

Class A Shares – Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % of Offering Price
Up to $99,999	5.75%	6.1%	5%
$100,000 - $249,999	4.75%	4.99%	4%
$250,000 - $499,999	3.75%	3.9%	3%
$500,000 - $999,999	2.5%	2.56%	2%
$1 million or more	1.5%	1.52%	1%

* The offering price includes the sales charge.

Class I Shares and Class C Shares are not subject to an initial sales charge.

Shares will generally be offered for purchase on each Business Day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment by an investor will be accepted if a completed investor application and funds are received in good order in advance of the cut-off dates identified in a particular offering. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

Investors may also buy Shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy Shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and received by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV per Share of that Class next computed after it is received by the Financial Intermediary.

The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders. Such brokers are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or repurchase order when an authorized broker, or if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal and tax year ends on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

PricewaterhouseCoopers, LLP, located at 101 Seaport Boulevard, Boston, MA 02210, serves as the independent registered public accounting firm of the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 1-833-701-2855 or 235 West Galena Street, Milwaukee, WI 53212.

CALLODINE SPECIALITY INCOME FUND

c/o UMB Fund Services, Inc.,

235 West Galena Street

Milwaukee, WI 53212

Investment Adviser	Transfer Agent / Administrator

Callodine Capital Management, LP
Two International Place, Suite 1830

Boston, MA 02110

Sub-Adviser

Thorofare, LLC

100 N. Pacific Coast Highway, Suite 2050

El Segundo, CA 90245

Sub-Adviser

Manning & Napier Advisors, LLC

290 Woodcliff Drive

Fairport, NY 14450

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Sub-Adviser

Rand Capital Management, LLC

14 Lafayette Square, Suite 1405

Buffalo, NY 14203

Sub-Adviser

Callodine Credit Management, LLC

545 Boylston Street, 10th Floor

Boston, MA 02116

Custodian Bank	Distributor
UMB Bank, n.a. 1010 Grand Boulevard Kansas City, MO 64106	Distribution Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Independent Registered Public Accounting Firm	Fund Counsel
PricewaterhouseCoopers, LLP 101 Seaport Boulevard, Boston, MA 02210	Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

Subject to Completion, March 4, 2025

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CALLODINE SPECIALTY INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

Class I Shares (CALIX)

Class A Shares (CALLX)

Class C Shares (CALSX)

[Date], 2025

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

414-299-2270

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the Callodine Specialty Income Fund (the “Fund”) dated [   ], 2025, and as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus (as well as the Fund’s Annual Report and Semi-Annual Report once completed) may be obtained without charge by contacting the Fund at the telephone number or address set forth above. You may also obtain the Prospectus, Annual Report and Semi-Annual Report once available by visiting the Fund’s website at [    ].

This SAI is not an offer to sell shares (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by Distribution Services, LLC (“Distributor”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, Callodine Capital Management, LP (the “Investment Adviser”) or of any sub-adviser (each, a “Sub-Adviser and collectively, the “Sub-Advisers”), and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [ ], 2025, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

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GENERAL INFORMATION

The Callodine Specialty Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund, except as expressly stated. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund (“Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may:

(1)	Borrow money and issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the Securities and Exchange Commission (“SEC”) from time to time.

(2)	Underwrite securities of other issuers, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(3)	Make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(4)	Purchase, hold or deal in real estate and real estate mortgage loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(5)	Not invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

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(7)	Engage in short sales, purchases on margin and the writing of put and call options to the fullest extent permitted by applicable law, including the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. However, the Fund shall always be in compliance with its policy on borrowing.

In addition to the above, the Fund has adopted the following additional fundamental policies:

●	it will make quarterly repurchase offers for no less than for 5% and not more than 25% (except as permitted by Rule 23c-3 under the Investment Company Act (“Rule 23c-3”) of the Shares outstanding at per-class net asset value (“NAV”) per Share (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

●	each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the repurchase offer; and

●	each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

Shareholders can obtain the date of the next Repurchase Request Deadline by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1-833-701-2855.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective and investment strategies are not fundamental policies of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Commodities. The Investment Company Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The extent to which the Fund can invest in commodities or contracts related to commodities is set out in the investment strategies and policies described in the Prospectus and this SAI.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties.

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Real Estate. The Investment Company Act does not directly restrict an investment company’s ability to invest in real estate or interests in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the Prospectus and this SAI.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. Further, under the Investment Company Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the Investment Company Act, provided that the Fund complies with the conditions of Rule 18f-4.

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Investment Adviser and the Sub-Advisers

The success of the Fund depends upon the ability of the Investment Adviser and the Sub-Advisers to develop and implement investment strategies that achieve the investment objective of the Fund. The Investment Adviser and the Sub-Advisers have no responsibility to consult with any Shareholder and Shareholders will have no right or power to participate in the management or control of the Fund its investments. Shareholders must rely entirely on the Investment Adviser and the Sub-Advisers to conduct and manage the affairs of the Fund.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund and the Investment Adviser and the Sub-Advisers could occur during the term of the Fund. Securities and other investment markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of investment transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s portfolio.

Reliance on Key Personnel

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Adviser and the Sub-Advisers. If one or more key individuals leaves the Investment Adviser or the Sub-Advisers, the Investment Adviser or the Sub-Advisers may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

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Portfolio Turnover

The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Adviser and the Sub-Advisers consider portfolio changes appropriate.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Inside Information

From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for the Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for the Fund to close out positions.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Investment Adviser, the Sub-Advisers financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

Payment in Kind for Repurchased Shares

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

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The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
J. Michael Fields Year of Birth: 1973 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Independent Consultant, (June 2023 - present); Chief Operating Officer, The Strategic Group (2017 - May 2023); Secretary, Hatteras Master Fund Complex (2009 - 2016); Chief Financial Officer, Hatteras Master Fund Complex (2004 - 2009).	3	Independent Board Member, Constitution Capital Access Fund, LLC (2022 - Present)

Stephen A. Mace Year of Birth: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	General Counsel, Midwest Holding Inc. (a Delaware insurance holding company), and its subsidiaries (2020 - Present); President, Admiralty Advisors, LLC (2020 – Present); President, Alpine Capital Research, LLC (a SEC-registered investment adviser) (2016 - 2020).	3	None.

Stacy Roode Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Senior Vice President, Fidelity Investments (2018 - 2020); Global Transfer Agent Manager, Shareholder Services Inc. (2009 - 2018); President, Oppenheimer Funds (1992 - 2018).	3	Independent Board of Trustee, XD Fund Trust (2023 - Present)

*The fund complex consists of the Fund, Aether Infrastructure & Natural Resources Fund and the Redwood Real Estate Income Fund.

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INTERESTED TRUSTEE AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held by Trustees
Amy Small** Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Initial Trustee	Since Inception	Executive Vice President, Executive Director - Institutional Custody Business Line, Director of Institutional Banking Operations, UMB Bank, n.a.; (2018 - present); Director of Finance (2016 - 2018), Director of Financial Control, Operations, and Business Development, DST Systems, inc. (2000 - 2018)	3	None
Jay Lyons Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Operating Officer, Callodine Capital Management, LP (2024 – present); Independent Consultant (2023-2024); Chief Operating Officer, Cambridge Associates (2019-2023)	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Client Services (2017 - Present); Vice President, Senior Client Service Manager (2013 - 2017); Assistant Vice President, Client Relations Manager (2002 - 2013), each with UMB Fund Services, Inc.	N/A	N/A
Madeline Arment Year of Birth: 1989 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	PINE Advisor Solutions, Fund Controller (2022-Present); ALPS Fund Services, Inc., (2018-2022)	N/A	N/A
Amy Siefer Year of Birth: 1977 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 - present); Vice President at Citi Fund Services Ohio, Inc. (2012 - 2024).	N/A	N/A

*The fund complex consists of the Fund, Aether Infrastructure & Natural Resources Fund and the Redwood Real Estate Income Fund.

** Ms. Small is deemed an Interested Trustee because of her affiliation with the Fund’s Custodian.

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The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the Sub-Advisers, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser and the Sub-Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Adviser, the Sub-Advisers, and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will hold regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Stephen A. Mace, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, the Sub-Advisers, and other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, the Sub-Advisers, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser, the Sub-Advisers, and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser, the Sub-Advisers, and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer and the Investment Adviser and the Sub-Advisers, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s Custodian, Distributor and Administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

Trustee Ownership of Securities

The Fund has not commenced operations; therefore, none of the Trustees own Shares of the Fund.

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Independent Trustee Ownership of Securities

As of the date of this SAI, none of the Independent Trustees (or their immediate family members) owned securities of the Investment Adviser, the Sub-Advisers, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser or the Sub-Advisers.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $2,500 per quarter, and an additional $1,000 per quarter for their oversight of the Fund’s participation in a co-investment program under Section 17(d) of the Investment Company Act. Messrs. Mace and Fields and Ms. Roode each receive an additional $500 for their service as chair of the Board, chair of the Audit Committee and chair of the Nominating Committee, respectively. Each Independent Trustee will also receive an additional $1,000 for each meeting of the Audit Committee and $1,500 for any special meeting. Interested Trustees will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund, the Investment Adviser, the Sub-Advisers, and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Investment Adviser, the Sub-Advisers, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser

Callodine Capital Management, LP (“Callodine” or the “Investment Adviser”) serves as the investment adviser to the Fund. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Adviser provides such services to the Fund pursuant to the Investment Advisory Agreement (the “Investment Advisory Agreement”).

The Investment Advisory Agreement will become effective as of the Fund’s commencement of operations and will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement, or any other investment advisory contracts, will be available in the Fund’s first annual or semi-annual report to Shareholders.

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a fee from the Fund consisting of two components—a base management fee (the “Investment Advisory Fee”) and an incentive fee (the “Incentive Fee”).

Pursuant to the Investment Advisory Agreement, the Fund will pay the Investment Adviser an Investment Advisory Fee equal to an annual rate of 1.35%, computed daily and payable monthly in arrears, based upon the Fund’s average daily net assets. The Investment Advisory Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Advisory Fee payable to the Investment Adviser for any day, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that day, including, without limitation, the Investment Advisory Fee payable to the Investment Adviser for that day. The Investment Adviser has contractually agreed to waive the Investment Advisory Fee it would otherwise receive under the Investment Advisory Agreement for six months from the commencement of the Fund’s operations.

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The Investment Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments (as defined in the Prospectus) and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Waiver”). The Waiver will remain in effect for six months from the commencement of the Fund’s operations. The Waiver shall terminate automatically at the end of the six-month period unless extended by the Adviser. The Waiver is not subject to recoupment.

Concurrent with the Waiver, an expense limitation and reimbursement agreement between the Investment Adviser and the Fund (the “Expense Limitation and Reimbursement Agreement”) will be in place but will be superseded by the Waiver for the first six months from the commencement of the Fund’s operations. Under the Expense Limitation and Reimbursement Agreement, the Investment Adviser has contractually agreed to limit the amount of the Fund’s aggregate ordinary operating expenses, (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments (as defined in the Prospectus) and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) so they do not exceed 2.00% of the average daily net assets for any Class (the “Expense Limit”). For a period not to exceed three years from the date on which a waiver under the Expense Limitation and Reimbursement Agreement is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement will have an initial term ending one-year from the Agreement’s commencement and automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Investment Adviser.

In addition, the Investment Adviser will be entitled to receive an Incentive Fee calculated and payable in arrears in an amount equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on each class’s average daily net asset value (calculated in accordance with GAAP), equal to 1.50% per quarter, or an annualized hurdle rate of 6%. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Advisory Fee, expenses payable to the Administrator and any interest expense but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation).

The Sub-Advisers

Callodine Credit Management, LLC, Thorofare, LLC, Rand Capital Management, LLC and Manning & Napier Advisors, LLC serve as Sub-Advisers to the Fund. Each Sub-Adviser is an affiliate of the Investment Adviser. The engagement of each current Sub-Adviser has been approved by the Board of the Fund and the initial Shareholder of the Fund. The engagement of a new sub-adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares.

Pursuant to separate sub-advisory agreements among the Fund, the Investment Adviser and each Sub-Adviser, each Sub-Adviser receives a sub-advisory fee based on the Fund’s assets managed by such Sub-Adviser, as well as a portion of the Incentive Fee attributable to those assets. The Sub-Advisers’ fees are paid by the Investment Adviser out of the Investment Advisory Fee and Incentive Fees it receives from the Fund.

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Callodine Credit Management, LLC, located at 545 Boylston Street, 10th Floor, Boston, MA 02116, is registered with the SEC as an investment adviser and manages, as of September 30, 2024, with approximately $454.7 million in assets.

Thorofare, LLC, located at 100 N. Pacific Coast Highway, Suite 2050, El Segundo, CA 90245, is registered with the SEC as an investment adviser and manages, as of September 30, 2024, with approximately $978.4 million in assets.

Rand Capital Management, LLC, located at 14 Lafayette Square, Suite 1405, Buffalo, NY 14203, is registered with the SEC as an investment adviser and manages, as of September 30, 2024, with approximately $134.4 million in assets.

Manning & Napier Advisors, LLC, located at 290 Woodcliff Drive, Fairport, NY 14450, is registered with the SEC as an investment adviser and manages, as of September 30, 2024, with approximately $20.558 billion in assets.

The Portfolio Managers

The personnel of the Investment Adviser and the Sub-Advisers who will have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are:

Investment Adviser: James Morrow and Gene Martin are the co-portfolio managers for the Fund and are responsible for the management of the Fund’s portfolio, including the allocation of capital to the Sub-Advisers. Mr. Morrow manages the Fund’s Yielding Equity Securities sub-strategy and Mr. Martin manages the Fund’s Asset-Based Lending strategy, as described below.

Callodine Credit Management, LLC: Subject to the oversight of the Callodine Capital portfolio management team, Gene Martin is portfolio manager for the Fund’s Asset-Based Lending sub-strategy.

Manning & Napier Advisors, LLC: Subject to the oversight of the Callodine Capital portfolio management team, Marc Bushallow is portfolio manager for the Fund’s High Yield Debt sub-strategy.

Rand Capital Management, LLC: Subject to the oversight of the Callodine Capital portfolio management team, Scott Barfield and Steven Brannon are portfolio managers for the Fund’s Direct Lending sub-strategy. Subject to the oversight of the Callodine Capital portfolio management team, Winston Black is portfolio manager for the Fund’s Life Sciences Finance sub-strategy.

Thorofare, LLC: Subject to the oversight of the Callodine Capital portfolio management team, Brendan Miller and Kevin Miller are portfolio managers for the Fund’s Real Estate Lending sub-strategy.

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Other Accounts Managed by the Portfolio Managers1

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
1. James Morrow	Registered Investment Companies:	1	$119.21	0	$0
	Other Pooled Investment Vehicles:	2	$375.52	1	$307.59
	Other Accounts:	1	$22.91	1	$22.91
2. Gene Martin	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$454.74	2	$454.74
	Other Accounts:	0	$0	0	$0
3. Marc Bushallow	Registered Investment Companies:	9	$3,195.14	0	$0
	Other Pooled Investment Vehicles:	4	$1,261.86	0	$0
	Other Accounts:	3,672	$10,337.44	1	$585.71
4. Scott Barfield	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$62.99	2	$62.99
	Other Accounts:	0	$0	0	$0
5. Steven Brannon	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$62.99	2	$62.99
	Other Accounts:	0	$0	0	$0
6. Winston Black	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
7. Brendan Miller	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$978.35	2	$978.35
	Other Accounts:	0	$0	0	$0
8. Kevin Miller	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$978.35	2	$978.35
	Other Accounts:	0	$0	0	$0

(1) As of September 30, 2024.

Conflicts of Interest

The Investment Adviser, the Sub-Advisers, and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

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The management of multiple funds and/or other accounts may result in the Investment Adviser, the Sub-Advisers, or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser and the Sub-Advisers seek to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, the Sub-Advisers, or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Managers

Each Portfolio Manager is expected to be compensated through a combination of salary and bonus. Salary adjustments have historically been driven by cost-of-living changes, though salary adjustments may also be influenced by overall firm performance, including fund performance. Bonus determinations are expected to be tied, in part, to asset values or performance of the Fund given that it may influence overall profitability of the Investment Adviser and the Sub-Advisers.

Portfolio Managers’ Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1):
James Morrow	None
Gene Martin	None
Marc Bushallow	None
Scott Barfield	None
Steven Brannon	None
Winston Black	None
Brendan Miller	None
Kevin Miller	None

(1)	As of January 31, 2025.

BROKERAGE

The Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

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In addition, the Investment Adviser or a Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Adviser and the Sub-Advisers that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Adviser and the Sub-Advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Investment Adviser and the Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Adviser or the Sub-Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser and the Sub-Advisers in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Adviser and the Sub-Advisers may select a broker based upon brokerage or research services provided to the Investment Adviser. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser and the Sub-Advisers to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Adviser’s and the Sub-Advisers’ overall responsibilities to the Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

TAXATION OF THE FUND

The Fund intends to qualify as a regulated investment company (“RIC”) under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships (“Qualifying Income”).

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

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Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax, although no assurance can be given that this will always be accomplished.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. Additionally, the Fund may invest in passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

To the extent that the Fund makes investments in assets that are expected to earn income that is not Qualifying Income, the Fund may make such investments indirectly, through a wholly-owned corporate subsidiary. If a subsidiary is a U.S. corporation, it will pay tax on its net income at corporate tax rates, and distributions from the subsidiary’s earnings and profits will be qualified dividend income. If a subsidiary is a non-U.S. corporation, such subsidiary will be a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. It would not expected to be subject to U.S. income tax unless it earns U.S.-source income. However, as a wholly-owned CFC, such subsidiary’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income even if the CFC does not distribute the income. In 2019, the Treasury and the IRS issued regulations that provide that the income from a foreign subsidiary that is a CFC is qualifying income for purposes of a fund remaining qualified as a RIC for U.S. federal income tax purposes (1) that the income is actually distributed by the foreign subsidiary to the RIC each year and (2) even if not distributed, to extent the income is derived with respect to the fund’s business of investing in stock, securities or currencies. Accordingly, the Fund believes that income of a CFC would be Qualifying Income, but there is a risk that the IRS could assert that the income derived from the Fund's investment in such a foreign subsidiary is not Qualifying Income. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

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The Fund (and any subsidiaries through which it invests) also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

PricewaterhouseCoopers, LLP, located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210, serves as the Fund’s independent registered public accounting firm.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

ADMINISTRATOR

The Fund has contracted with UMB Fund Services, Inc. (the “Administrator”), 235 West Galena Street, Milwaukee, WI 53212, to provide it with certain administrative and accounting services.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Adviser or the Sub-Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodians or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

DISTRIBUTOR

Distribution Services, LLC, (the “Distributor”) is the distributor of Shares and is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser will vote such proxies in accordance with its proxy voting policies and procedures. The Investment Adviser has delegated the responsibility for determining how to vote proxies with respect to each sub-strategy to the relevant Sub-Adviser. Copies of the Investment Adviser’s and the Sub-Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing, once available, will be available: (i) without charge, upon request, by calling the Fund at 1-833-701-2855, on the Fund’s website at [   ] or (ii) by visiting the SEC’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of the date of this SAI, the Fund does not have any control persons other than the Investment Adviser and its affiliates, which provided the initial seed capital for the Fund.

FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by PricewaterhouseCoopers, LLP.

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APPENDIX A – Proxy Voting Policies and Procedures

Callodine Capital Management Proxy Voting and Class Actions

Background

An investment adviser that exercises voting authority over client proxies is required to:

●	Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

●	Disclose to clients’ information about those policies and procedures and, upon request, furnish a copy to clients;

●	Disclose to clients how they may obtain information on how the adviser has voted their proxies;

●	Maintain certain records related to proxy voting.

The Advisers Act lacks specific guidance regarding an investment adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

This Policy has been adopted by Callodine to facilitate the voting of proxies in what we perceive to be the best interests of our clients. We recognize our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act.

This Policy defines procedures for voting securities in the portfolios managed by Callodine, for the benefit of and in the best interest of the clients. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe specific voting requirements or specific voting considerations. Instead, this Policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

Callodine is not responsible for voting proxies not received in a timely manner or in circumstances where there is a lack of information provided in the proxy statement by the issuer or other resolution sponsor. In addition, should we feel that the costs of voting a particular proxy exceed the expected benefits to clients or where our clients no longer hold investments in the relevant issuer, we may choose not to vote in that particular circumstance. However, it is generally our intent to vote all proxies.

Callodine does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which we manage investments in order to add value to our portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

Appendix A-1

Responsibility

The Controller, in consultation with the Portfolio Manager and the Investment Analysts, is responsible for making decisions with respect to voting proxies and is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes, and for working with the CCO to ensure accurate and adequate disclosure.

Procedures

Callodine uses both an electronic proxy management system and a manual tracking system to assist in the receipt, tracking, voting and recording of proxies received by the Firm. Given the holding periods of securities, the Funds’ may not be in a position to vote proxies. However, proxies received will be reviewed by the Controller to determine if it is prudent to exercise our voting authority, all decisions will be made in the best interest of our clients.

Morgan Stanley and Goldman Sachs use the proxy voting system ProxyEdge to facilitate its proxy communications. Email alerts are sent to the Controller when proxy materials become available. The Controller uses the ProxyEdge online platform to retrieve any relevant proxy materials and saves them to the Callodine network. The Controller then coordinates with the Investment Analysts to provide recommendations to the Portfolio Manager regarding how to vote the proxy. After coordination with the Portfolio Manager regarding how to vote the proxy, votes are entered electronically online and a record of the vote is saved to the network. The ProxyEdge online platform contains all current and upcoming proxy votes which the Controller reviews.

Jefferies uses the proxy voting system ProxyVote to facilitate its proxy communications.  Email alerts are sent to the Controller when proxy materials become available.  Once received, the Controller links to an online site to retrieve any relevant proxy materials and saves them to the Callodine network.  The Controller then coordinates with the Investment Analysts to provide recommendations to the Portfolio Manager regarding how to vote the proxy. After coordination with the Portfolio Manager regarding how to vote the proxy, votes are entered electronically online and a record of the vote is saved to the network.

Callodine will vote the majority of proxies electronically. Proxies which are not voted through the electronic proxy management system will be voted in accordance with instructions provided in the proxy materials. Once the vote is cast, documentation is maintained in a file in accordance with regulatory requirements.

A proxy voting log is maintained by the Controller.

Conflicts of Interest

Callodine will use reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if management actually knew or should have known of the conflict. We are sensitive to conflicts of interest that may arise in the proxy decision-making process and have identified the following potential conflicts of interest:

●	A principal of Callodine or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

●	An immediate family member of a principal of Callodine or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

●	Callodine, any Fund managed by Callodine, or any affiliate holds a significant ownership interest in the portfolio company.

Appendix A-2

●	Any matter involving an investor that generates substantial revenue for Callodine.

●	Any other issue that the CCO determines is an actual or potential conflict.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO. Materiality determinations will be based on an assessment of the particular facts and circumstances and consultation with outside counsel, as necessary. One or more of the following methods may be used to resolve the conflict:

●	Voting in accordance with the recommendation of another independent third party/fiduciary;

●	Disclosing the conflict to the investor and obtaining consent before voting;

●	Suggesting to the investor that it engage another party to vote the proxy on its behalf;

●	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

●	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The CCO shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Form N-PX

Form N-PX is an annual report on proxy voting records with a reporting period of July 1 through June 30 and requires institutional investment managers1, that are also required to file Form 13F, to disclose certain information about its votes related to issuers’ executive compensation practices (also referred to as “say on pay” votes).

Institutional investment managers are required to disclose their "say-on-pay” votes on Form N-PX. Under the rule, “say-on-pay” votes include the approval of executive compensation, the frequency of such executive compensation, as well as votes to approve “golden parachute” compensation in connection with a merger or acquisition. However, votes on executive compensation that are not required by sections 14A(a) and (b) of the Exchange Act, such as in the case of foreign private issuers (as defined in rule 3b-4(c) under the Exchange Act) that are exempt from the proxy solicitation rules, will not be required to be reported on Form N-PX. Institutional investment managers that are required to file Form 13F must comply with the Form N-PX requirement. The filing requirement is not limited to those securities that are listed on the manager’s Form 13F; it applies to any security of a company over which it exercised voting power on a say-on-pay matter presented under Section 14A.

The Rule provides a two-part test for determining whether an institutional investment manager “exercised voting power” over a security and must therefore report a say-on-pay vote on Form N-PX:

●	The institutional investment manager has the power to vote, or direct the voting of, a security.

●	The institutional manager “exercises” this power to influence a voting decision for the security.

1 The term “institutional investment manager” includes any person, other than a natural person, investing in or buying and selling securities for its own account, and any person exercising investment discretion with respect to the account of any other person. The term “person” includes any natural person, company, government, or political subdivision, agency, or instrumentality of a government. Entities serving as managers could include, for example: banks, insurance companies, and broker-dealers that invest in, or buy and sell, securities for their own accounts; corporations and pension funds that manage their own investment portfolios; or investment advisers that manage private accounts, mutual fund assets, or pension plan assets.

Appendix A-3

The Rule also considers an institutional investment manager “determining not to vote on a say-on-pay matter” as exercising its voting power. An institutional investment manager does not have any reporting obligation to file with respect to a voting decision that is entirely determined by its client or another party. However, institutional investment managers who have a disclosed policy of not voting proxies, and who did not in fact vote during the reporting period, are required to file a notice report on Form N-PX. The manager does not have to report any information on a security-by-security basis but rather file an executed Form N-PX’s cover page.

Form N-PX prompts institutional investment advisers to disclose not only their securities lending practices but also how such lending practices interplay with their proxy voting practices. Specifically, institutional investment advisers now have to weigh the benefits of participating in a securities lending arrangement against the benefits of being able to vote on a proxy matter. Moreover, advisers that participate in securities lending arrangements now have to determine if, or when, loaned securities should be recalled for proxy voting purposes.

Form N-PX requires annual disclosure of certain proxy matters voted during July 1 through June 30 of the following year (“reporting period”). The deadline to submit the annual Form N-PX is August 31 for the reporting period. Lastly, the Rule requires Form N-PX to be filed using Extensible Markup Language (XML), a structured data language that makes the form machine-readable within the SEC’s EDGAR system.

The CCO is responsible for monitoring the Firm’s reporting obligations under section Form N-PX to ensure that the Firm meets its reporting obligations within the regulatory deadlines.

Firm has the authority to vote proxies on behalf of its Clients. The Firm will retain all documentation of proxies that were or were not voted. If any proxies voted included say-on-pay, Firm will file a Form N-PX by August 31st of each year.

Securities Litigation

From time to time, Callodine may receive notification of securities held in a fund that are subject to litigation/class action lawsuits. The Firm utilizes Financial Recovery Technologies, LLC (“FRT”) to identify potential claims and assist with participation. FRT will will review the details of the lawsuit and will consult with Callodine to determine if and how to file any claims. FRT will then assist in asserting, filing, submitting claims and facilitating participation on behalf of Callodine. Callodine will consider the potential impact on the client/shareholder, without considering any benefit to ourselves, our employees or our affiliates.

Recordkeeping

The Firm shall maintain the following records in accordance with regulatory requirements:

●	Copies of this Policy as from time to time revised or supplemented;

●	A copy of each proxy statement received;

●	Voting results;

●	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;

●	A copy of each written request for information on how Callodine voted proxies on behalf of the investor and a copy of any written response by Callodine to any investor request for information on how proxies were voted;

●	Communications/documentation surrounding conflicts of interest; and

●	Written reports arising from review of the proxy function.

Appendix A-4

Disclosures to Clients and Investors

Callodine will include a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how Callodine voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO who will respond to any such requests.

As a matter of policy, Callodine does not disclose how it expects to vote on upcoming proxies. Additionally, Callodine does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual and Ongoing Reviews

The CCO will periodically review the adequacy of the firm’s proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

Appendix A-5

Callodine Credit Management Proxy Voting and Class Actions

Background

An investment adviser that exercises voting authority over client proxies is required to:

●	Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

●	Disclose to clients’ information about those policies and procedures and, upon request, furnish a copy to clients;

●	Disclose to clients how they may obtain information on how the adviser has voted their proxies;

●	Maintain certain records related to proxy voting.

The Advisers Act lacks specific guidance regarding an investment adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

The investment strategy of the Firm generally does not include long holdings in publicly traded equities; therefore, it is uncommon for Callodine to acquire any voting rights or related proxies. However, Callodine has adopted this policy to facilitate the voting of proxies in what Callodine perceives to be the best interests of our clients, if applicable. Callodine recognizes our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act.

This Policy defines procedures for voting securities in the portfolios managed by Callodine, for the benefit of and in the best interest of the clients. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe specific voting requirements or specific voting considerations. Instead, this Policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

We believe that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service. This policy has been prepared on this basis.

Callodine is not responsible for voting proxies not received in a timely manner or in circumstances where there is a lack of information provided in the proxy statement by the issuer or other resolution sponsor. In addition, should we feel that the costs of voting a particular proxy exceed the expected benefits to clients, we may choose not to vote in that particular circumstance. However, it is generally our intent to vote all proxies.

Appendix A-6

Callodine does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which we manage investments in order to add value to our portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

Responsibility

The Head of Credit is responsible for making decisions with respect to voting proxies and is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes, and for working with the CCO to ensure accurate and adequate disclosure.

Procedures

Callodine intends to vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients:

●	Contentious issues (e.g. issues of perceived national interest, or where there has been extensive press coverage or public comment);

●	Approval of changes of substantial shareholdings;

●	Mergers; and

●	Approval of major asset sales or purchases.

As a general rule, Callodine will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Callodine will use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice. Our approach to significant proxy voting issues which fall outside these areas will be addressed on their merit.

Conflicts of Interest

Callodine will use reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if management actually knew or should have known of the conflict. We are sensitive to conflicts of interest that may arise in the proxy decision-making process and have identified the following potential conflicts of interest:

●	A principal of Callodine or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

Appendix A-7

●	An immediate family member of a principal of Callodine or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

●	Callodine, any Fund managed by Callodine, or any affiliate holds a significant ownership interest in the portfolio company.

●	Any matter involving an investor that generates substantial revenue for Callodine.

●	Any other issue that the CCO determines is an actual or potential conflict.

This list is not intended to be exclusive. All Supervised Persons are obligated to disclose any potential conflict to the CCO. Materiality determinations will be based on an assessment of the particular facts and circumstances and consultation with outside counsel, as necessary. One or more of the following methods may be used to resolve the conflict:

●	Voting in accordance with the recommendation of another independent third party/fiduciary;

●	Disclosing the conflict to the investor and obtaining consent before voting;

●	Suggesting to the investor that it engage another party to vote the proxy on its behalf;

●	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such Supervised Person from the decision-making process with respect to such proxy vote; or

●	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The CCO shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Receipt of Proxies / Process for Voting

●	The Adviser personnel will maintain documentation of all proxies received.

●	The investment personnel will follow the directions provided on the proxy to cast the vote.

●	Once the vote is cast, a copy is printed and maintained in a file in accordance with regulatory requirements.

Securities Litigation

From time to time, Callodine may receive notification of securities held in a fund that are subject to litigation/class action lawsuits. Callodine will review the details of the lawsuit and, in determining how to file any claims, will consider the potential impact on the client/shareholder, without considering any benefit to ourselves, our Supervised Persons or our affiliates.

Recordkeeping

The Firm shall maintain the following records in accordance with regulatory requirements:

●	Copies of this Policy as from time to time revised or supplemented;

●	A copy of each proxy statement received;

●	Voting results;

●	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;

Appendix A-8

●	A copy of each written request for information on how Callodine voted proxies on behalf of the investor and a copy of any written response by Callodine to any investor request for information on how proxies were voted;

●	Communications/documentation surrounding conflicts of interest; and

●	Written reports arising from review of the proxy function.

Disclosures to Clients and Investors

Callodine will include a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, if applicable, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how Callodine voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO who will respond to any such requests.

As a matter of policy, Callodine does not disclose how it expects to vote on upcoming proxies. Additionally, Callodine does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual and Ongoing Reviews

The CCO will periodically review the adequacy of the firm’s proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

Form N-PX

Form N-PX is an annual report on proxy voting records with a reporting period of July 1 through June 30 and requires institutional investment managers1, that are also required to file Form 13F, to disclose certain information about its votes related to issuers’ executive compensation practices (also referred to as “say on pay” votes). Institutional investment managers are required to disclose their "say-on-pay” votes on Form N-PX.

Due to Callodine’s investment strategy, the Firm does not anticipate meeting the criteria for a required filing. The CCO is responsible for monitoring the Firm’s reporting obligations under section Form N-PX to ensure that the Firm meets its reporting obligations within the regulatory deadlines.

1 The term “institutional investment manager” includes any person, other than a natural person, investing in or buying and selling securities for its own account, and any person exercising investment discretion with respect to the account of any other person. The term “person” includes any natural person, company, government, or political subdivision, agency, or instrumentality of a government. Entities serving as managers could include, for example: banks, insurance companies, and broker-dealers that invest in, or buy and sell, securities for their own accounts; corporations and pension funds that manage their own investment portfolios; or investment advisers that manage private accounts, mutual fund assets, or pension plan assets.

Appendix A-9

MANNING & NAPIER PROXY VOTING POLICIES AND PROCEDURES

January 15, 2025

GENERAL POLICY

This policy applies to Manning & Napier Advisors, LLC (“MNA”) and Rainier Investment Management, LLC (“Rainier”), collectively “Manning & Napier”, in their capacity as affiliated discretionary advisors to separate account clients, collective investment trust funds, and advisor and sub-advisor, respectively, to the Manning & Napier Fund, Inc. Manning & Napier is a fiduciary that owes duties of care and loyalty to each client with respect to its exercise of proxy voting authority. Manning & Napier is committed to effective stewardship of client assets and will engage with the companies in which we invest to vote proxies in a manner that we believe will maximize the long-term value of the investment. Manning & Napier has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and applicable rules and regulations.

Proxy votes are the property of Manning & Napier’s clients. It is presumed, however, that Manning & Napier, pursuant to its discretionary authority, will vote proxies on each client’s behalf. Clients typically delegate the authority and responsibility for proxy voting to Manning & Napier’s through their written investment management agreement. Manning & Napier uses Broadridge Financial Solutions, Inc. (“Broadridge”) to execute proxy votes in accordance with this policy and Glass Lewis & Co. (“Glass Lewis”) guidelines for those ballot issues that this policy does not address. Manning & Napier’s analysts may override these guidelines or Glass Lewis recommendations in accordance with and adherence to the procedure mandates set forth below. All conflicts or potential conflicts will be resolved by Manning & Napier’s Proxy Conflicts and Oversight Committee (the “Committee”).

It is Manning & Napier’s overarching policy regarding proxies to:

1.	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).

2.	Act prudently in voting of proxies by considering those factors, which would affect the value of client assets.

3.	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4.	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.

5.	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.

6.	Make available, upon request, this policy to all plan fiduciaries, client, and shareholders.

7.	Comply with all current and future applicable laws, rules, and regulation governing proxy voting.

Appendix A-10

POLICY LIMITATIONS

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking. These conditions present challenges such as but not limited to:

●	The shares in some countries may be “blocked” by the custodian or depository for a specified number of days before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Manning & Napier may refrain from voting shares of foreign stocks subject to blocking restrictions where, in its judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares;

●	Often it is difficult to ascertain the date of a shareholder meeting and time frames between notification and the actual meeting date may be too short to allow timely action;

●	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting; and

●	The lack of “proxy voting service” or the imposition of voting fees may limit our ability to lodge votes in such countries.

Manning & Napier will make best efforts to vote foreign proxies in accordance with the guidelines set forth herein. There may be times, however, when Manning & Napier is unable to vote foreign proxies due to the practical limitations stipulated above. Manning & Napier might also refrain from voting a foreign proxy when doing so is in the clients’ best interests, such as when the explicit (e.g., travel) or imputed (e.g., trading limitations) cost of voting the proxy exceeds the expected benefit to the client.

PROCEDURES

Manning & Napier’s proxy voting policies and procedures are designed to align with each investment strategy. Accordingly, Manning & Napier’s proxy voting practices differ across strategies, which means that Manning & Napier can vote “FOR” a ballot issue on a security held in one portfolio and “AGAINST” a ballot issue on that same security held in another portfolio. Proxies for companies held in MNA’s qualitative, bottom-up investment strategies follow the parameters set forth in this policy and certain custom decisions provided to Broadridge. At times, MNA’s analysts may wish to override pre-determined voting protocols. The analyst who recommended the security for client portfolios is most familiar with the company and is in the best position to determine how to vote the proxy ballot. Therefore, MNA will defer to its analysts to vote the proxy ballot in the best economic interest of the client even if they vote contrary to these Guidelines. When voting contrary to the pre-determined voting Guidelines an analyst will be required to document their rationale and complete a conflicts questionnaire to ensure that the analyst is singularly focused on the client’s best interests.

MNA votes proxies in the Disciplined Value (“DV”) strategy in accordance with Glass Lewis recommendations. However, when a security is held in DV and in one of MNA’s qualitatively driven strategies, an analyst’s decision to vote contrary to Glass Lewis in the qualitatively driven strategy will extend to the vote in DV. Rainier votes proxies in the in the Rainier International Small Cap strategy in accordance with Glass Lewis ESG recommendations. With regards to Custom Solution portfolios that contain a mix of Manning & Napier’s investment strategies, voting will occur pursuant to the strategy-level procedures set forth above. Callodine Capital Management (“Callodine”) votes proxies on securities held in the Callodine Equity Income Series of the Fund.

Appendix A-11

GUIDELINES

These guidelines reflect Manning & Napier’s general views and serve to help Manning & Napier’s customers understand how we tend to vote typical ballot issues. Fundamentally, these guidelines are shaped by Manning & Napier’s desire and responsibility to preserve and enhance the value of securities for clients and to protect the long-term interests of our clients.

This list is not exhaustive and is subject to revision as new issues arise. Actual proxy votes may differ from these guidelines because Manning & Napier may determine that voting in contravention of these guidelines on a particular issue(s) is in the best interest of our clients. In all circumstances, however, Manning & Napier will discharge its proxy duties prudently, solely in the best interest of our clients, and for the exclusive purpose of providing benefits to those clients.

A.	BOARDS AND DIRECTORS

1.	Election of Directors

Generally, if not contested, we will vote “FOR” the nominated directors. For each director, care must be taken to determine from the proxy statement each director’s: attendance at meetings, investment in the company, status inside and outside company, governance profile, compensation, independence from management, and related/relevant parameters. If the director’s actions are questionable on any of these items, the analyst may vote “AGAINST” the election of the director.

In a contested race, voting decisions are based on the track record of both slates of candidates, an analysis of what each side is offering to shareholders, assessment of the likelihood of each slate to fulfill promises, and evaluation of the economic benefits that a new board verses old board could generate for shareholders. Candidate backgrounds and qualifications should be considered, along with benefit to shareholders of diversity on the board. If the proposed election of directors would change the number of directors, the change should not diminish the overall quality and independence of the board.

Because of the complexity and specific circumstances of issues concerning a contested race, Manning & Napier’s analysts will evaluate and decide these issues on a case-by-case basis.

2.	Appointment of Auditors:

We will vote “AGAINST” a change of auditors that compromises the integrity of the independent audit process or a change of auditors due to the auditors’ refusal to approve a company’s financial statement. We also will vote “AGAINST” the re-appointment of an auditor if we believe their independence has been compromised.

3.	Re-election of Directors

In order to hold directors accountable, they should be subject to frequent reelection – ideally, on an annual basis. Therefore, we recommend a vote “AGAINST” any proposal to extend the terms of directors beyond one year and a vote “FOR” annual election of directors.

4.	Classified Boards

A classified board is one in which directors are divided into two (sometimes more) classes, with each serving two-year (sometimes more) terms, with each class re-election occurring in a different year. A non-staggered Board serves a one-year term and Directors stand for re-election each year.

We will vote “FOR” proposals to declassify currently staggered boards and “AGAINST” proposals to retain or institute classified boards. Likewise, we will vote “FOR” proposals to re-elect directors annually. In our view, staggered boards are less accountable to shareholders than boards that are elected annually because directors who are elected annually are more focused on shareholder interests.

Appendix A-12

5.	Majority Vote in Director Elections

We would generally vote “FOR” binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies should also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

6.	Cumulative Voting

Cumulative voting permits proportional representation on the board of directors. Without it, a group with a simple majority could elect all directors. Cumulative voting is meant to enhance minority shareholder decision making power but may not always be beneficial depending on the he independence of the existing board and the operations of the majority voting structure. Accordingly, we will vote in accordance with Glass Lewis recommendations on a given company’s ballot.

7.	Director/Management Liability

Directors must be accountable to shareholders and liable for misdeeds. Therefore, we will vote “AGAINST” proposals that limit director liability or unreasonably indemnify directors. We recognize, however, that directors must be afforded certain protections in order to perform their duties and, therefore support a company taking certain measures, such as enrolling in liability insurance, to encourage directors to take measured risks designed to benefit shareholders.

8.	Independent Chair

We believe that a separation of roles between a CEO and a chairman create a better governance structure than a combined CEO/chairman position. A separation of roles enables the chairman and other board members to oversee the CEO, evaluate CEO performance and hold the CEO accountable. As such, we will vote “FOR” proposals to separate the roles of CEO and chairman. However, we will not automatically vote against the election of a CEO as chairman because we recognize the inevitability and necessity of this structure in smaller companies.

9.	Committee Independence

Where practical, we believe that chairpersons of nominating, compensation, or audit committees should be independent of management. Therefore, we recommend a vote “FOR” requirements that these committees have a majority of independent directors and “AGAINST” interested directors seeking appointment to one of these positions.

B.	COMPENSATION and BENEFITS

1.	General

Executive compensation and benefit packages can vary significantly across companies and the details of company plans can be quite nuanced and difficult to comprehend. We generally believe that companies are in the best position to determine the compensation and benefits that align with the company’s size, maturity, financial condition, and industry peers and that will attract and retain the talent required to execute company strategy and grow its value for shareholders. However, we also believe that companies must adopt policies and practices to link compensation and benefits with well-defined and clearly disclosed performance measures.

Appendix A-13

2.	Incentive Compensation

Incentive compensation plans reward an executive’s performance through a combination of cash compensation and stock awards. Typically, Manning & Napier will vote “FOR” incentive compensation plans that are reasonable relative to peer groups, derive from comprehensive and measurable performance metrics, are designed to attract and retained skilled executives, are sufficiently linked to an executive’s tenure and value-add, and are adequately disclosed to shareholders. We generally will vote “AGAINST” incentive compensation plans that dilute shareholder value, are disconnected from management performance, or offer management an opportunity to purchase stock below market value.

3.	Say on Pay

“Say on Pay” proposals give shareholders a non-binding vote on executive compensation. Manning & Napier will vote in accordance with Glass Lewis recommendations. Glass Lewis evaluates Say on Pay ballot measures on a case-by-case basis, considering an analysis of a company’s current executive compensation model, adequacy of the company’s disclosures around compensation and the specific terms of the say on pay proposal

4.	Pay for Performance

Pay for performance refers to the link between an executive’s performance and their pay. Glass Lewis evaluates shareholder-initiated pay for performance proposals on a case-by-case basis, factoring in the alignment between the company’s long-term interests and its executives’ financial incentives and the methodology for setting executive compensation. Manning & Napier will defer to Glass Lewis voting recommendations on a given ballot.

5.	Golden Parachute

Golden parachutes are severance payments made to departing executives after a termination or change in control. We will typically vote “AGAINST” such payments because these payments are often made despite an executive’s or company’s poor performance. We will vote “FOR” proposals that require shareholder ratification of company severance agreements and executive death benefits. While we generally recommend voting “AGAINST” golden parachutes, an analyst might vote FOR such an award if the analyst believes that it ultimately benefits shareholders.

6.	Clawback Provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive under certain circumstances such as when a company later determines that the executive failed to meet applicable performance goals, or the company must restate financials. Glass Lewis assesses each company’s clawback policies and we will vote in accordance with the Glass Lewis recommendations.

7.	Anti-gross-up Provisions

We will vote “FOR” anti-gross-up policies that prohibit companies from paying executives an additional sum of money intended to reimburse them for tax liabilities. Likewise, we will vote “AGAINST” ballot measures that seek to instate a tax gross-up payment. In our view, gross-up payments often are not transparent, making it difficult for shareholders to discern total compensation paid to executives.

Appendix A-14

C.	SHAREHOLDER RIGHTS and ANTI-TAKEOVER MEASURES

1.	Supermajority Voting Provisions

Supermajority voting provisions require more than a simple shareholder majority in order to ratify a proposal. We believe that supermajority provisions impede shareholder action on critical ballot items and limit the voice of shareholders in making crucial decisions. As such, we will vote “AGAINST” proposals to add a supermajority vote requirement and “FOR” proposals to remove supermajority provisions at non-controlled companies. At controlled companies we may vote “AGAINST” removing supermajority vote requirements in order to preserve our shareholder rights.

2.	Special Meetings of Shareholders

We oppose unreasonable limitations on shareholder rights but recognize management’s authority to limit shareholder proposals under certain circumstances. As such, we will vote these ballots in accordance with Glass Lewis recommendations.

3.	Shareholder recovery of proxy contest costs

We will vote in accordance with Glass Lewis case-by-case determinations on shareholder proposals that seek to require companies to reimburse shareholders for expenses they incurred by initiating proxy contents.

4.	Confidential Voting

Confidential voting is the best way to guarantee an independent vote. Shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposal by providing management the opportunity to influence the vote outcome – they can see who has voted for or against proposals before the final vote is taken and therefore management can pressure institutional shareholders, suppliers, customers, and other shareholders with which it maintains a business relationship. This process, which would give management the opportunity to coerce votes from its shareholders, destroys the concept of management accountability. Therefore, we recommend a vote “FOR” confidential voting.

5.	Multiple Classes of Stocks

Multiple classes of stock, which would give more voting rights to one class of shareholders at the expense of another, would clearly affect the rights of all shareholders. We recommend a vote “AGAINST” any proposal which divides common equity into more than one class of stock, or which limits the voting rights of certain shareholders of a single class of stock. The exception would only occur if a subsidiary of a company issued its own class of common stock, such as General Motor’s class E (for EDS) and H (for Hughes) stock.

Similarly, we recommend a vote “AGAINST” any proposal to give the board of director’s broad powers with respect to establishing new classes of stock and determining voting, dividend, and other rights without shareholder review. An example would be requests to authorize “blank check” preferred stock.

6.	Shareholder Rights Plans

Shareholder Rights Plans (“Poison Pills”) give shareholders the ability to purchase shares from or sell shares back to the company or, in the case of a hostile acquisition, to the potential acquirer at a price far out of line with their fair market value, effectively making the company more expensive and less attractive to potential acquirers. Typically, we will vote “AGAINST” poison pill proposals and “FOR” proposals to eliminate existing poison pills and proposals that require companies to submit poison pills for shareholder ratification. However, there may be circumstances in which Glass Lewis recommends a vote FOR a poison pill and we will vote in accordance with Glass Lewis’ recommendation.

Appendix A-15

7.	Greenmail

We will vote “FOR” anti-greenmail proposals that prevent company management from buying back company stock from a greenmailer at a significant premium without shareholder approval. However, anti-greenmail measures cannot be bundled with other proposals designed to entrench existing management or discourage attractive takeovers.

D.	CHANGES IN CAPITAL STRUCTURE

1.	Increased Authorized Common Stock

Requests to authorize increases in common stock can be expected from time-to-time, and when handled in a disciplined manner such requests can be for beneficial purposes such as stock splits, cost-effective means of raising capital, or reasonable incentive programs. However, increases in common stock can easily become dilutive, so by no means are they always in the best interest of shareholders. Purpose and scale are the determining factors with respect to increases in common stock. We will vote in accordance with Glass Lewis’ case-by-case evaluation of these factors.

2.	Reincorporation

We believe that corporate jurisdiction is an issue better suited to board determinations than shareholder determinations. Companies seek reincorporation to obtain more favorable tax treatment or reap other benefits that a new corporate jurisdiction affords. Reincorporation can, however, negatively affect shareholder rights. Accordingly, Manning & Napier’s analysts will vote on such matters on a case-by-case basis.

3.	Approving Other Business

Management may, on occasion, seek broad authorization to approve business resolution without shareholder consent. Management typically already has the authority needed to make routine business decisions, so shareholders should avoid granting blanket authority to management, which may reduce management accountability and/or shareholders rights. Manning & Napier’s analysts will evaluate these proposals on a case-by-case basis.

E.	ENVIRONMENTAL, SOCIAL, GOVERNANCE MATTERS

Material environmental and social issues can have an impact on the value of a company’s stock. Manning & Napier believes that companies must adequately disclose policies and any data related to such issues in a consistent manner so that they may be appropriately analyzed. To this end Manning & Napier will generally support proposals seeking company disclosures in line with those proposed by The Task Force on Climate-related Financial Disclosure (TCFD) and the Sustainability Accounting Standards Board (SASB). As not all proposals seek such broad disclosures Manning & Napier would also support reasonable proposals seeking the disclosure of policies related to other Environmental and Social issues including but not limited to:

•	Climate Change
•	Bribery/Corruption
•	Human Rights
•	Diversity

As well as data points including those related to:

•	Greenhouse Gas emissions
•	Worker Safety
•	Diversity

•	Political Spending

Appendix A-16

Shareholder proposals on Environmental and Social issues may also seek to implement changes at the company which seek to lower the potential for boycotts, lawsuits, regulatory penalties, or other financially adverse outcomes. When we believe the impact on the overall shareholders would be neutral or positive, we recommend a vote FOR such proposals.

Examples may include:

•	Resolution to establish shareholder advisory committees
•	Corporate conduct and human rights policies
•	Adoption of the “MacBride Principles” of equal employment
•	Adoption of “CERES Principles” of environmental responsibility
•	Legal and regulatory compliance policies
•	Supplier standards
•	Fair lending

F.	FOREIGN SECURITIES

While the international proxies generally follow the same guidelines listed above, there are several issues which are not normally a part of the domestic proxies and as such are addressed separately below.

1.	Receiving Financials

We recommend voting “FOR” such routine, non-controversial items. Most companies around the world submit their financials to shareholders for approval, and this is one of the first items on most agendas. When evaluating a company’s financial statements, unless there are major concerns about the accuracy of the financial statements, we would vote “FOR” this item.

2.	Accepting the acts or performance of the managing board or supervisory board

We recommend voting “FOR” such items. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, but it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

3.	Capital Increase per the following

1. with rights, 2. without rights, 3. bonds with rights, or 4. bond without rights. In the majority of cases, we would vote “FOR” capital increases. There may be cases where the analyst deems the capital increase inappropriate and would then vote “AGAINST” such an item.

Companies can have one of two types of capital systems. The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the number of shares contained in the articles is inadequate for issuance authorities. When looking at such issues, we need to review the following: the history of issuance requests; the size of the request; and the purpose of the issuance associated with the increase in authorization.

Appendix A-17

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. If a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Unissued shares lapse after the fixed time period expires. This type of authority would be used to carry out general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, we need to look at the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the total potential dilution amount from all capital should be considered.

G.	CONFLICTS OF INTEREST

There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.

In recognizing the above potential conflicts, the following controls have been put in place: (1) analysts provide written confirmation that no conflict of interest exists with respect to each proxy vote on which the analyst opines. If an Analyst indicates a conflict of interest, then the analyst will not be permitted to vote the proxy; instead (2) the Committee will resolve any apparent or potential conflicts of interest. The Committee may utilize the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee or committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor’s and its affiliates’ obligation to vote in clients’ collective best interest.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by separate account clients of Manning & Napier that have delegated proxy voting responsibility to Manning & Napier pursuant to the terms of their investment advisory agreements with Manning & Napier, the Committee will determine if any material conflicts of interest arise with respect to Manning & Napier voting the proxy. If the Committee determines that a material conflict of interest arises with respect to Manning & Napier voting the proxy, Manning & Napier will vote the proxy in accordance with Glass Lewis & Co.’s proxy voting policies and procedures. If the Committee determines that no material conflicts of interest arise with respect to Manning & Napier voting the proxy, then the Committee will determine how to vote the proxy and document its rationale for making the conflict of interest and voting determinations.

Appendix A-18

When required by law or SEC exemptive order (if applicable), Manning & Napier will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). When not required to “echo vote,” Manning & Napier will defer to Glass Lewis procedures and recommendations for voting proxies of an unaffiliated mutual fund or ETF, subject to any custom policies of Manning & Napier set forth herein. If Manning & Napier and/or its affiliates own greater than a 5% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.

OVERSIGHT

Manning & Napier has a responsibility to oversee its proxy voting processes including those functions delegated to its service providers. Accordingly, Manning & Napier has adopted the following processes:

•	The Committee or persons that the Committee so designates will review these Guidelines annually

•	In conjunction with the annual Guideline review, the Committee will review the Glass Lewis guidelines and re-assess the prudence of relying on Glass Lewis research and voting recommendations

•	The Committee or persons that the Committee so designates will conduct due diligence on Glass Lewis to assess conflicts, review current voting methodology and research development processes, among other variables

•	Manning & Napier’s Vendor Oversight Committee will review Broadridge as a service provider, evaluating such factors as contract fulfillment, error occurrences, financial stability, control infrastructure, among other variables. This review will be conducted in accordance with the Vendor Oversight Committee’s risk-based review cycle.

ISSUER and LOBBYIST COMMUNICATION

Periodically, analysts may receive calls from lobbyists or solicitors trying to persuade them to vote a certain way on a proxy issue, or from other large stockholders trying to persuade Manning & Napier to join a voting conglomerate in order to exercise control of a company. We will take their opinions into consideration, but our policy is simply to vote in accordance with what we feel is in the best interest of our clients and shareholders and which maximizes the value of the investment.

RECORDKEEPING

Manning & Napier retains records of the following: (i) these and other related Policies and procedures; (ii) copies of each proxy statement received regarding client securities (except that Manning & Napier may rely on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system; (iii) a record of every vote cast on behalf of a client, which may be maintained by a third-party provider under certain conditions; (iv) documents, if any, that Manning & Napier prepared that were material to its proxy voting decisions; (v) all requests for proxy voting records and Manning & Napier’s reply to such requests; and (vi) documentation of conflicts of interests and resolutions thereto. These records will be maintained in accordance with applicable rules and regulations to which Manning & Napier is subject.

INQUIRIES

Information regarding these policies and procedures or voting records specific to your account may be obtained through your Financial Consultant or Relationship Manager.

Appendix A-19

Rand Capital Management Proxy Voting Policy

Overview of Requirements

An investment adviser that exercises voting authority over client proxies is required to:

●	Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;
●	Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;
●	Disclose to clients how they may obtain information on how the adviser has voted their proxies;
●	Maintain certain records related to proxy voting.

Policy

The investment strategy of RCM’s Clients generally does not include long holdings in publicly traded equities, but may have limited holdings in publicly traded securities. RCM has adopted this policy to facilitate the voting of proxies in what RCM perceives to be the best interests of our Clients, if applicable. RCM recognizes our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act.

This policy defines procedures for voting securities for the benefit of and in the best interest of the Client . The objective of voting a security in each case under this policy is to seek to enhance the value of the security, or to reduce the potential for a decline in the security’s value. This policy does not prescribe specific voting requirements or specific voting considerations. Instead, this policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

RCM believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our Clients' investments through portfolio management and client service. This policy has been prepared on this basis.

RCM is not responsible for voting proxies not received in a timely manner or in circumstances where there is a lack of information provided in the proxy statement by the issuer or other resolution sponsor. In addition, should RCM feel that the costs of voting a particular proxy exceed the expected benefits to Clients, RCM may choose not to vote in that particular circumstance. However, it is generally our intent to vote all proxies.

RCM does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which RCM manages investments in order to add value to our portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

Responsibility

Investment personnel are responsible for making decisions with respect to voting proxies. RCM’s Co-Chief Executive Officer (“CEO”), or designee, is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes.

Appendix A-20

Procedures

RCM has identified a limited range of issues upon which the Firm intends to exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows.

Major Corporate Proposals

RCM intends to vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of Clients:

●	Contentious issues (e.g. issues of perceived national interest, or where there has been extensive press coverage or public comment);
●	Approval of changes of substantial shareholdings;
●	Mergers; and
●	Approval of major asset sales or purchases.

As a general rule, RCM will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the Board of Directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, RCM will use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice. Our approach to significant proxy voting issues which fall outside these areas will be addressed on their merit.

Conflicts of Interest

In connection with each exercise of voting authority, the Compliance Team will assess whether any material conflicts of interest exist between the interests of RCM and the interests of its Clients with respect to the matters to be voted upon. A conflict of interest typically arises where there is a business or personal relationship between the person(s) executing voting authority, on the one hand, and the proponents of a voting proposal or director candidates standing for election at the portfolio company, on the other. A conflict might arise for RCM, for example, where RCM or a Supervised Person has a separate business relationship with the portfolio company or the challenger in a proxy contest, or where a Supervised Person has a personal relationship with an officer or director (such as a close family member serving in such position) of the portfolio company or the challenger in a proxy contest. In such cases, the Managing Member of RCM or the Supervised Person will raise any potential conflict of interest with the Compliance Team who will work to determine whether alternative voting procedures need to be implemented. In the event of a material conflict of interest, RCM will look to a proxy voting service, or other independent third party, to determine the manner in which our votes will be cast. In the event of any such material conflict of interest, the Compliance Team will document the nature of the conflict and the alternative voting procedure employed to address such conflict.

Receipt of Proxies / Process for Voting

●	RCM personnel will maintain documentation of all proxies received.
●	The investment personnel will follow the directions provided on the proxy to cast the vote.
●	Once the vote is cast, a copy is maintained in a file in accordance with regulatory requirements.

Appendix A-21

Form N-PX

Form N-PX is an annual report on proxy voting records with a reporting period of July 1 through June 30 and requires institutional investment managers1, that are also required to file Form 13F, to disclose certain information about its votes related to issuers’ executive compensation practices (also referred to as “say on pay” votes). Institutional investment managers are required to disclose their "say-on-pay” votes on Form N-PX. Due to the limited public security holdings for the Firm, RCM does not meet the definition of institutional money manager and does not need to file Form N-PX. If this position changes in the future, RCM will develop procedures for complying with the filing requirements.

Recordkeeping

RCM shall maintain the following records in accordance with regulatory requirements:

●	Copies of this Policy as from time to time revised or supplemented;
●	A copy of each proxy statement received;
●	Voting results;
●	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;
●	A copy of each written request for information on how RCM voted proxies on behalf of the Client;
●	A copy of any written response by RCM to any Client request for information on how proxies were voted;
●	Communications/documentation surrounding conflicts of interest; and
●	Written reports arising from review of the proxy function.

1 The term “institutional investment manager” includes any person, other than a natural person, investing in or buying and selling securities for its own account, and any person exercising investment discretion with respect to the account of any other person. The term “person” includes any natural person, company, government, or political subdivision, agency, or instrumentality of a government. Entities serving as managers could include, for example: banks, insurance companies, and broker-dealers that invest in, or buy and sell, securities for their own accounts; corporations and pension funds that manage their own investment portfolios; or investment advisers that manage private accounts, mutual fund assets, or pension plan assets.

Appendix A-22

Thorofare, LLC Proxy Voting and Class Actions

Background

An investment adviser that exercises voting authority over client proxies is required to:

●	Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;
●	Disclose to clients’ information about those policies and procedures and, upon request, furnish a copy to clients;
●	Disclose to clients how they may obtain information on how the adviser has voted their proxies;
●	Maintain certain records related to proxy voting.

The Advisers Act lacks specific guidance regarding an investment adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

The investment strategy of the Firm generally does not include long holdings in publicly traded equities; therefore, it is uncommon for Thorofare to acquire any voting rights or related proxies. However, Thorofare has adopted this policy to facilitate the voting of proxies in what Thorofare perceives to be the best interests of our clients, if applicable. Thorofare recognizes our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act.

This Policy defines procedures for voting securities in the portfolios managed by Thorofare, for the benefit of and in the best interest of the clients. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe specific voting requirements or specific voting considerations. Instead, this Policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

We believe that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service. This policy has been prepared on this basis.

Thorofare is not responsible for voting proxies not received in a timely manner or in circumstances where there is a lack of information provided in the proxy statement by the issuer or other resolution sponsor. In addition, should we feel that the costs of voting a particular proxy exceed the expected benefits to clients, we may choose not to vote in that particular circumstance. However, it is generally our intent to vote all proxies.

Appendix A-23

Thorofare does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which we manage investments in order to add value to our portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

Responsibility

The General Counsel is responsible for making decisions with respect to voting proxies and is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes, and for working with the CCO to ensure accurate and adequate disclosure.

Procedures

Thorofare intends to vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients:

●	Contentious issues (e.g. issues of perceived national interest, or where there has been extensive press coverage or public comment);
●	Approval of changes of substantial shareholdings;
●	Mergers; and
●	Approval of major asset sales or purchases.

As a general rule, Thorofare will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Thorofare will use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice. Our approach to significant proxy voting issues which fall outside these areas will be addressed on their merit.

Conflicts of Interest

Thorofare will use reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if management actually knew or should have known of the conflict. We are sensitive to conflicts of interest that may arise in the proxy decision-making process and have identified the following potential conflicts of interest:

●	A principal of Thorofare or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.
●	An immediate family member of a principal of Thorofare or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

Appendix A-24

●	Thorofare, any Fund managed by Thorofare, or any affiliate holds a significant ownership interest in the portfolio company.
●	Any matter involving an investor that generates substantial revenue for Thorofare.
●	Any other issue that the CCO determines is an actual or potential conflict.

This list is not intended to be exclusive. All Supervised Persons are obligated to disclose any potential conflict to the CCO. Materiality determinations will be based on an assessment of the particular facts and circumstances and consultation with outside counsel, as necessary. One or more of the following methods may be used to resolve the conflict:

●	Voting in accordance with the recommendation of another independent third party/fiduciary;
●	Disclosing the conflict to the investor and obtaining consent before voting;
●	Suggesting to the investor that it engage another party to vote the proxy on its behalf;
●	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such Supervised Person from the decision-making process with respect to such proxy vote; or
●	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The CCO shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Receipt of Proxies / Process for Voting

●	The General Counsel will maintain documentation of all proxies received.
●	The General Counsel will follow the directions provided on the proxy to cast the vote.
●	Once the vote is cast, a copy is printed and maintained in a file in accordance with regulatory requirements.

Securities Litigation

From time to time, Thorofare may receive notification of securities held in a fund that are subject to litigation/class action lawsuits. Thorofare will review the details of the lawsuit and, in determining how to file any claims, will consider the potential impact on the client/shareholder, without considering any benefit to ourselves, our Supervised Persons or our affiliates.

Recordkeeping

The Firm shall maintain the following records in accordance with regulatory requirements:

●	Copies of this Policy as from time to time revised or supplemented;
●	A copy of each proxy statement received;
●	Voting results;
●	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;
●	A copy of each written request for information on how Thorofare voted proxies on behalf of the investor and a copy of any written response by Thorofare to any investor request for information on how proxies were voted;

Appendix A-25

●	Communications/documentation surrounding conflicts of interest; and
●	Written reports arising from review of the proxy function.

Disclosures to Clients and Investors

Thorofare will include a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, if applicable, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how Thorofare voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO who will respond to any such requests.

As a matter of policy, Thorofare does not disclose how it expects to vote on upcoming proxies. Additionally, Thorofare does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual and Ongoing Reviews

The CCO will periodically review the adequacy of the firm’s proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

Form N-PX

Form N-PX is an annual report on proxy voting records with a reporting period of July 1 through June 30 and requires institutional investment managers1, that are also required to file Form 13F, to disclose certain information about its votes related to issuers’ executive compensation practices (also referred to as “say on pay” votes). Institutional investment managers are required to disclose their "say-on-pay” votes on Form N-PX.

Due to Thorofare’s investment strategy, the Firm does not anticipate meeting the criteria for a required filing. The CCO is responsible for monitoring the Firm’s reporting obligations under section Form N-PX to ensure that the Firm meets its reporting obligations within the regulatory deadlines.

1 The term “institutional investment manager” includes any person, other than a natural person, investing in or buying and selling securities for its own account, and any person exercising investment discretion with respect to the account of any other person. The term “person” includes any natural person, company, government, or political subdivision, agency, or instrumentality of a government. Entities serving as managers could include, for example: banks, insurance companies, and broker-dealers that invest in, or buy and sell, securities for their own accounts; corporations and pension funds that manage their own investment portfolios; or investment advisers that manage private accounts, mutual fund assets, or pension plan assets.

Appendix A-26

APPENDIX B – FINANCIAL STATEMENTS

CALLODINE SPECIALTY INCOME FUND

(A Delaware Statutory Trust)

Financial Statements

December 31, 2024

Appendix B-1

CALLODINE SPECIALTY INCOME FUND

(A Delaware Statutory Trust)

December 31, 2024

Appendix B-2

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of Callodine Specialty Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Callodine Specialty Income Fund (the "Fund") as of December 31, 2024, and the related statement of operations for the period ended December 9, 2024 (inception) through December 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the period ended December 9, 2024 (inception) through December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2025

We have served as the Fund’s auditor since 2024.

Appendix B-3

CALLODINE SPECIALTY INCOME FUND

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of December 31, 2024

Assets
Cash	$100,000
Receivable from Investment Adviser (See Note 3)	128,112
Deferred offering costs (See Note 2)	218,199
Total Assets	446,311
Liabilities
Payable to Investment Adviser (See Note 3)	187,148
Payable for offering costs (See Note 2)	59,541
Payable for organizational costs (See Note 2)	99,622
Total Liabilities	346,311
Net Assets	$100,000
Commitments and Contingencies (See Note 5)
Components of Net assets:
Paid-in capital	$100,000
Net Assets:
Class I	$100,000
Net assets attributable to:
Class I Shares (10,000 shares outstanding)	$100,000
Net asset value per share:
Class I Shares	$10.00

The accompanying notes are an integral part of these Financial Statements.

Appendix B-4

CALLODINE SPECIALTY INCOME FUND

(A Delaware Statutory Trust)

Statement of Operations

Period Ended December 9, 2024 (Inception) through December 31, 2024

Expenses
Organizational costs	$128,112

Less: Reimbursement from the Investment Adviser	(128,112)

Net Expenses	-

Net Increase in Net Assets Resulting from Operations	$-

The accompanying notes are an integral part of these Financial Statements.

Appendix B-5

CALLODINE SPECIALTY INCOME FUND

(A Delaware Statutory Trust)

Notes to Financial Statements

1.	Organization

The Callodine Specialty Income Fund (the “Fund”) is a closed-end management investment company structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on July 12, 2024. Callodine Capital Management, LP serves as the investment adviser (the “Investment Adviser”) of the Fund. Callodine Credit Management, LLC, Thorofare, LLC, Rand Capital Management, LLC and Manning & Napier Advisors, LLC (individually the “Sub-Advisor” and together the “Sub-Advisors”) serve as Sub- Advisors to the Fund. Each Sub-Advisor is an affiliate of the Investment Adviser. The Investment Adviser provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares (“Class I Shares”), Class A Shares (“Class A Shares”), and Class C Shares (“Class C Shares”). Class I Shares, Class A Shares and Class C Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund intends to apply for and expects to receive an exemptive order from the Securities and Exchange Commission (the “SEC”) with respect to the Fund’s multi-class structure. Class A Shares and Class C Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The Fund’s primary investment objective is to seek to provide high current income by investing directly or indirectly in a range of corporate, real estate and alternative credit opportunities. The Fund’s secondary investment objective is to seek to provide capital preservation. Under normal market conditions, the Fund will seek to achieve its investment objective by sourcing yield through a combination of interest, royalties, rent, dividends and fees through investments in a variety of income- producing asset classes. Specifically, the Fund will target investments in asset-based lending, real estate lending, healthcare finance, direct lending, high yield debt and income-oriented equity securities.

Appendix B-6

2.	Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including this Prospectus and the Statement of Additional Information), the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $128,112 and $218,199, respectively.

The Investment Adviser has agreed to reimburse the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Adviser in accordance with the Fund's expense limitation agreement discussed in Note 4. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of December 31, 2024.

Appendix B-7

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. As of December 31, 2024, the Fund held cash of $100,000 at UMB Bank n.a., the Fund’s Custodian (the “Custodian”).

Fair Value Measurements

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3 — Inputs that are unobservable. Inputs reflect management's best estimate of what market participants would use in pricing assets and liabilities at measurement date.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Advisor. The Investment Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Advisor’s perceived risk of that instrument.

Appendix B-8

3.	Agreements

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Investment Adviser. Pursuant to the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly Investment Advisory Fee equal to 1.35% on an annualized basis of the Fund’s average daily net assets. Pursuant to the Investment Advisory Agreement the Fund will also pay to the Investment Adviser an incentive fee (the “Incentive Fee”) calculated and payable in arrears in an amount equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on each class’s average daily net asset value (calculated in accordance with U.S. GAAP), equal to 1.50% per quarter, or an annualized hurdle rate of 6%. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Advisory Fee, expenses payable to UMB Fund Services, Inc. (the “Administrator”) and any interest expense but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation. Pursuant to separate sub-advisory agreements among the Fund, the Investment Adviser and each Sub-Advisor, each Sub-Advisor receives a sub-advisory fee of between 0.40% and 1.08% annualized fee of the Fund’s assets managed by such Sub-Advisor, as well as a portion of the Incentive Fee attributable to those assets. The Sub-Advisors’ fees are paid by the Investment Adviser out of the Investment Advisory Fee and the Incentive Fee it receives from the Fund.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has contractually agreed to limit the amount of the Fund’s aggregate ordinary operating expenses, (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) so they do not exceed 2.00% of the average daily net assets for any Class (the “Expense Limit”). For a period not to exceed three years from the date on which a waiver under the Expense Limitation and Reimbursement Agreement is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement will have an initial term ending one-year from the Agreement’s commencement and automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Investment Adviser.

4.	Other Agreements

Distribution and Services Agreement

UMB Distribution Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

Appendix B-9

Fund Administration Agreement

The Fund has retained the Administrator, UMB Fund Services, Inc. to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Custodian Agreement

The Custodian, an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub- custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

Compliance and Treasury Services Agreement

PINE Advisors LLC (“PINE”) provides compliance and treasury services to the Fund pursuant to service agreements. In consideration for these services, PINE is paid a monthly fee out of the assets of the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses.

Facility Agreement

The Fund has entered into a Facility Agreement with an unaffiliated third party Cliffwater Enhanced Lending Fund, a Delaware statutory trust and CELF Holdings (D8) LLC, a Delaware limited liability company (together “CELF”). Under the terms of the agreement, CELF has agreed to acquire portfolio investments from time to time. Under the terms of the Facility Agreement, the Fund is obligated to purchase certain investments from CELF and is subject to the Fund having available liquidity. As of December 31, 2024, there have been no investments that have been purchased by CELF.

5.	Commitments and Contingencies

The Fund's investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

6.	Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Appendix B-10

PART C: OTHER INFORMATION

Callodine Specialty Income FUND

(the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Financial Statements are included as Appendix B to the Statement of Additional Information filed herewith.

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-280841) as previously filed on July 16, 2024.

(a)(2)	Certificate of Trust is incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-280841) as previously filed on July 16, 2024.

(b)	By-Laws are incorporated by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-2 (File No. 333-280841) as previously filed on July 16, 2024.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Dividend Reinvestment Plan is filed herewith.

(f)	Not applicable.

(g)(1)	Form of Investment Management Agreement is filed herewith.

(g)(2)	Form of Management Fee Waiver is filed herewith.

(g)(3)	Form of Sub-Advisory Agreement with Thorofare, LLC is filed herewith.

(g)(4)	Form of Sub-Advisory Agreement with Rand Capital Management, LLC is filed herewith.

(g)(5)	Form of Sub-Advisory Agreement with Manning & Napier Advisors, LLC is filed herewith.

(g)(6)	Form of Sub-Advisory Agreement with Callodine Credit Management is filed herewith.

(h)(1)	Form of Distribution Agreement is filed herewith.

(h)(2)	Form of Distribution and Service Plan is filed herewith.

(i)	Not applicable.

(j)	Form of Custody Agreement is filed herewith.

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement is filed herewith.

(k)(2)(i)	Form of Initial Expense Limitation and Reimbursement Agreement is filed herewith.

(k)(2)(ii)	Form of Expense Limitation and Reimbursement Agreement is filed herewith.

(k)(3)	Form of Joint Insured Bond Agreement is filed herewith.

(k)(4)	Form of Joint Liability Insurance Agreement is filed herewith.

(k)(5)	Form of Platform Management Agreement is filed herewith.

(k)(6)	Form of Multiple Class Plan is filed herewith.

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP is filed herewith.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is filed herewith.

(r)(2)	Code of Ethics of Callodine Capital Management, LP is filed herewith.

(r)(3)	Code of Ethics of Thorofare, LLC is filed herewith.

(r)(4)	Code of Ethics of Rand Capital Management, LLC is filed herewith.

(r)(5)	Code of Ethics of Manning & Napier Advisors, LLC is filed herewith.

(r)(6)	Code of Ethics of Callodine Credit Management is filed herewith.

(s)	Not applicable.

(t)	Powers of Attorney is filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$25,000
Legal fees	$150,000
Printing fees	$2,500
Blue Sky fees	$44,000
Transfer Agent Fees	$62,000
Total	$283,500

Item 28. Item 28. Persons Controlled by or Under Common Control With Registrant

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Callodine Capital Management, LP, the Registrant’s investment adviser. Information regarding the ownership of Callodine Capital Management, LP is set forth in its Form ADV as filed with the SEC (File No. 801-113867).

Item 29. Number of Holders of Securities

Number of
Title of Class	Shareholders*
Class I Shares	0
Class A Shares	0
Class C Shares	0

*	As of March 4, 2025.

Item 30. Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5	Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Callodine Capital Management, LP (the “Investment Manager”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV, File No. 801-113867 as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment adviser, Callodine Credit Management, LLC (the “Callodine Credit”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which Callodine Credit, and each director, executive officer, managing member or partner of Callodine Credit, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV, File No. 801-127866 as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, Thorofare, LLC (“Thorofare”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which Thorofare, and each director, executive officer, managing member or partner of Thorofare, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-80373), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, Rand Capital Management, LLC (“Rand Capital”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which Rand Capital, and each director, executive officer, managing member or partner of Rand Capital, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-116971), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, Manning & Napier Advisors, LLC (“Manning & Napier”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which Manning & Napier, and each director, executive officer, managing member or partner of Manning & Napier, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-10733), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, and/or (2) the Investment Adviser. The address of each is as follows:

1.	UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

2.	Callodine Capital Management, LP

Two International Place, Suite 1830

Boston, MA 02110

2.	Callodine Credit Management LLC

Two International Place, Suite 1830,

Boston, MA 02110

3.	Thorofare, LLC

100 N. Pacific Coast Highway, Suite 2050

El Segundo, CA 90245

4.	Rand Capital Management, LLC

14 Lafayette Square, Suite 1405

Buffalo, NY 14203

5.	Manning & Napier Advisors, LLC

290 Woodcliff Drive

Fairport, NY 14450

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston in the State of Massachusetts on the 4th day of March, 2025.

Callodine Specialty Income Fund

By:	/s/ Jay Lyons
	Name:	Jay Lyons
	Title:	President

Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

/s/ Jay Lyons	President (Principal Executive Officer)	March 4, 2025
Jay Lyons

/s/ Madeline Arment	Principal Financial Officer (Principal Accounting Officer)	March 4, 2025
Madeline Arment

*J. Michael Fields	Trustee	March 4, 2025
J. Michael Fields

*Stephen A. Mace	Trustee	March 4, 2025
Stephen A. Mace

*Stacy Roode	Trustee	March 4, 2025
Stacy Roode

*Amy Small	Trustee	March 4, 2025
Amy Small

*By:	/s/ Ann Maurer
Ann Maurer
Attorney-In-Fact (Pursuant to Power of Attorney)

Exhibit Index

(e)	Dividend Reinvestment Plan
(g)(1)	Form of Investment Management Agreement
(g)(2)	Form of Management Fee Waiver
(g)(3)	Form of Sub-Advisory Agreement with Thorofare, LLC
(g)(4)	Form of Sub-Advisory Agreement with Rand Capital Management, LLC
(g)(5)	Form of Sub-Advisory Agreement with Manning & Napier Advisors, LLC
(g)(6)	Form of Sub-Advisory Agreement with Callodine Credit Management, LLC
(h)(1)	Form of Distribution Agreement
(h)(2)	Form of Distribution and Service Plan
(j)	Form of Custody Agreement
(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement
(k)(2)(i)	Form of Initial Expense Limitation and Reimbursement Agreement
(k)(2)(ii)	Form of Expense Limitation and Reimbursement Agreement
(k)(3)	Form of Joint Insured Bond Agreement
(k)(4)	Form of Joint Liability Insurance Agreement
(k)(5)	Form of Platform Management Agreement
(k)(6)	Form of Multiple Class Plan
(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP
(n)	Consent of Independent Registered Public Accounting Firm
(r)(1)	Code of Ethics of Registrant
(r)(2)	Code of Ethics of Callodine Capital Management, LP
(r)(3)	Code of Ethics of Thorofare, LLC
(r)(4)	Code of Ethics of Rand Capital Management, LLC
(r)(5)	Code of Ethics of Manning & Napier Advisors, LLC
(r)(6)	Code of Ethics of Callodine Credit Management, LLC
(t)	Powers of Attorney